UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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Syntroleum Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
SYNTROLEUM CORPORATION
PROXY STATEMENT
GENERAL INFORMATION
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
PROPOSAL 1—ELECTION OF DIRECTORS
PROPOSAL 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL 3 — REVERSE SPLIT
PROPOSAL 4 — AMENDMENT TO OUR 2005 STOCK INCENTIVE PLAN
COMPENSATION DISCUSSION AND ANALYSIS
EXECUTIVE COMPENSATION
2007 Outstanding Equity Awards at Fiscal Year-End
2007 Option Exercises & Stock Vested
2007 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL TABLE
STOCKHOLDER PROPOSALS
HOUSEHOLDING
TRANSACTION OF OTHER BUSINESS

[SYNTROLEUM LOGO APPEARS HERE]
April 29, 2008
To Our Stockholders:
You are cordially invited to attend the 2008 annual meeting of stockholders of Syntroleum Corporation. On the following pages you will find a proxy statement that provides detailed information concerning the annual meeting, including the following matters to be acted upon at the meeting:
(1)	the election of two Class C directors to our board of directors to serve three-year terms;
(2)	a proposal to ratify the appointment of Tullius Taylor Sartain & Sartain LLP as our independent registered public accounting firm for the year ending December 31, 2008;
(3)	a proposal to grant discretion to our Board of Directors to determine whether to amend our Certificate of Incorporation to effect a reverse stock split of our common stock;
(4)	a proposal to amend our 2005 Stock Incentive Plan (i) to increase by 7,353,883 shares the number of shares of common stock available under the Plan, and (ii) to replace a current Plan provision that reduces the number of shares available for awards under the Plan by 1.5 shares for every one share awarded, with a new provision that reduces the number of shares available under the Plan on a one-for-one basis; and
(5)	to transact such other business as may properly come before the meeting.
The record date for determining stockholders entitled to notice of and to vote at the annual meeting is April 15, 2008. The date, time and place of the annual meeting are:
June 2, 2008
1:00 p.m. local time
Tulsa Community College, West Campus
7505 West 41st Street
Tulsa, Oklahoma 74107
A copy of our 2007 annual report to stockholders is enclosed.
I hope you will be able to attend the annual meeting in person. Whether or not you plan to attend, please be sure to mark, sign, date and return the accompanying proxy card in the enclosed envelope, or submit your proxy by telephone or the Internet, as promptly as possible so that your shares may be represented at the meeting and voted in accordance with your wishes. Your vote is important to us regardless of the number of shares you own.
Sincerely,
Edward G. Roth
Chief Executive Officer

SYNTROLEUM CORPORATION
5416 S. Yale
Tulsa, Oklahoma 74135
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 2, 2008
To the Stockholders:
The 2008 annual meeting of stockholders of Syntroleum Corporation will be held at Tulsa Community College, West Campus, 7505 West 41st Street, Tulsa, Oklahoma 74107, on June 2, 2008, at 1:00 p.m. local time. At the annual meeting, the following matters will be voted upon:
(1)	A proposal to elect two Class C directors as members of our board of directors to serve until the 2011 annual meeting of stockholders or until their respective successors have been duly elected and qualified (Proposal 1).
(2)	A proposal to ratify the appointment of Tullius Taylor Sartain & Sartain LLP as our independent registered public accounting firm for the year ending December 31, 2008 (Proposal 2).
(3)	A proposal to grant discretion to our board of directors to determine whether to amend our Certificate of Incorporation at anytime prior to our 2009 annual meeting of stockholders to effect a reverse stock split of our common stock at a ratio to be selected by our board from within a range between one-for-two and one-for-ten(Proposal 3).
(4)	A proposal to amend our 2005 Stock Incentive Plan (i) to increase by 7,353,883 shares the number of shares of common stock available for the grant of stock based awards under the Plan, and (ii) to replace a provision that reduces the number of shares available for the grant of stock based awards under the Plan by 1.5 shares for every one share awarded with a new provision that reduces the number of 2005 Plan shares by one share for every one share awarded (Proposal 4).
(5)	Such other business as may properly come before the meeting or any adjournment of the meeting.
These matters are described more fully in the accompanying proxy statement.
Only stockholders of record at the close of business on April 15, 2008, are entitled to notice of and to vote at the annual meeting.
Your vote is important — as is the vote of every stockholder — and the board of directors appreciates the cooperation of stockholders in directing proxies to vote at the meeting. It is important that your shares be represented at the meeting by your marking, signing, dating and returning the enclosed proxy card in the accompanying envelope, or by submitting your proxy by telephone or the Internet, as promptly as possible, whether or not you expect to be present in person. For additional instructions on voting by telephone or the Internet, please refer to your proxy card. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.
You may revoke your proxy at any time before its use by following the procedures described in the accompanying proxy statement.
By Order of the Board of Directors,
Karen L. Gallagher, Corporate Secretary
April 29, 2008

SYNTROLEUM CORPORATION

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by our board of directors for use at our 2008 annual meeting of stockholders to be held at the time and place set forth in the accompanying notice. This proxy statement and accompanying proxies are initially being mailed to our stockholders on or about April 29, 2008. As used in this proxy statement, the terms “we,” “our,” “us” or the “Company” mean Syntroleum Corporation, a Delaware corporation, unless the context indicates otherwise.
GENERAL INFORMATION
Voting
Only stockholders of record at the close of business on April 15, 2008 are entitled to notice of, and to vote at, the annual meeting. As of such date, XX,XXX,XXX. shares of common stock were outstanding. Each outstanding share entitles the holder to one vote on each matter submitted to a vote of stockholders at the meeting. No other class of stock with voting rights is outstanding. Cumulative voting is not allowed in the election of directors.
Stockholders may vote in any of the four following ways: (1) by marking, signing, dating and mailing the proxy card in the enclosed envelope; (2) by telephone by calling the toll-free number listed on the proxy card; (3) by using the Internet to transmit your voting instructions to the Internet address listed on the proxy card; or (4) by attending the 2008 annual meeting and voting in person. For additional instructions on voting by telephone or the Internet, please refer to the proxy card.
All properly executed proxies received prior to the commencement of voting at the annual meeting will be voted in accordance with the specification made on the proxy. Proxies submitted without specification will be voted (except to the extent that authority to vote has been withheld) (1) FOR Proposal 1 to elect the nominees for director proposed by the board of directors, (2) FOR Proposal 2 to ratify the appointment of Tullius Taylor Sartain & Sartain LLP as our independent registered public accounting firm for the year ending December 31, 2008, (3) FOR Proposal 3 to authorize our board, in its discretion, to effect a reverse split of our common stock; and (4) FOR Proposal 4 to amend the 2005 Stock Incentive Plan, all as described in greater detail elsewhere in this proxy statement. With respect to any other business that may properly come before the meeting, proxies will be voted in the discretion of the persons named in the proxy, except that proxies voted against the proposal to elect each of the two nominees as directors will not be voted in favor of any adjournment of the annual meeting for the purpose of soliciting additional proxies. The persons named as proxies were designated by the board of directors and are officers of Syntroleum.
Quorum
The presence, either in person or by proxy, of the holders of a majority of the shares of common stock issued and outstanding on the record date will constitute a quorum for the transaction of business at the annual meeting. Shares that are voted “FOR,” “AGAINST,” “WITHHOLD,” and “ABSTAIN,” as well as broker “non-votes” will be counted as present for purposes of determining whether there is a quorum at the annual meeting. Broker “non-votes” occur when a broker returns a properly executed proxy but does not vote on a particular proposal because the broker has not received voting instructions from the beneficial owner. In the absence of voting instructions from the beneficial owner, brokers are precluded from exercising their discretion to vote on matter’s considered “non-routine,” which would include Proposal 3 and Proposal 4, but may exercise their discretion to vote on “routine” matters such as Proposal 1, the election of directors, and Proposal 2, the ratification of the appointment of independent accountants.

Matters to be Voted Upon
At the annual meeting, the following matters will be voted upon:
(1)	a proposal to elect two Class C directors as members of our board of directors to serve until the 2011 annual meeting of stockholders or until their respective successors have been duly elected and qualified (Proposal 1);
(2)	a proposal to ratify the appointment of Tullius Taylor Sartain & Sartain LLP as our independent registered public accounting firm for the year ending December 31, 2008 (Proposal 2);
(3)	a proposal to grant discretion to our board of directors to determine whether to amend our Certificate of Incorporation at anytime prior to our 2009 annual meeting of stockholders to effect a reverse stock split of our common stock at a ratio to be selected by our board from within a range between one-for-two and one-for-ten (Proposal 3);
(4)	a proposal to amend our 2005 Stock Incentive Plan (i) to increase by 7,353,883 shares the number of shares of common stock available for the grant of stock based awards under the Plan, and (ii) to replace a provision that reduces the number of shares available for the grant of stock based awards under the Plan by 1.5 shares for every one share awarded with a new provision that reduces the number of 2005 Plan shares by one share for every one share awarded (Proposal 4); and
(5)	such other business as may properly come before the meeting or any adjournment thereof.
We know of no other matters that are likely to be brought before the annual meeting.
Votes Required
Proposal 1 — Election of Directors. Directors will be elected by a plurality of the votes cast in person or by proxy at the annual meeting. Accordingly, abstentions and broker “non-votes” will not be included in the voting tabulation as only affirmative votes will affect the outcome of election.
Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm. Approval of Proposal 2 to ratify the appointment of Tullius Taylor Sartain & Sartain as our independent registered public accounting firm for the year ending December 31, 2008, requires the affirmative vote of a majority of the “votes cast” on the proposal at the meeting either in person or by proxy. “Votes cast” means all shares that are voted “for,” “against,” “withhold,” or “abstain” with respect to a proposal. Abstentions will have the effect of a vote against the proposal and broker non-votes will be treated as not present and will not be considered in determining the “votes cast” either for or against Proposal 2.
Proposal 3 — Authorize the Board of Directors in its Discretion to Amend our Certificate of Incorporation to effect a Reverse Split of our Common Stock. Under Delaware law, the approval of Proposal 3 to amend our Certificate of Incorporation as described in this proxy statement requires the affirmative vote of a majority of all of our issued and outstanding shares of common stock entitled to vote on the record date. Accordingly, abstentions and broker “non-votes” will have the effect of a vote against the proposal.
Proposal 4 — Amendment to 2005 Stock Incentive Plan. Approval of Proposal 4 to amend our 2005 Stock Incentive Plan as described in this proxy statement requires the affirmative vote of a majority of the “votes cast” on the proposal at the meeting either in person or by proxy. Accordingly, abstentions will have the effect of a vote against the proposal and broker non-votes will be treated as not present and will not be considered in determining the “votes cast” either for or against Proposal 4.

Revoking a Proxy
Any stockholder may revoke his or her proxy at any time before it is voted at the meeting by (1) duly executing and delivering to our corporate secretary a proxy bearing a later date, (2) filing with our corporate secretary a written notice of revocation or (3) voting in person at the meeting. The mailing address of our executive office is 5416 S. Yale, Ste. 400, Tulsa, OK 74135. A stockholder’s presence without voting at the annual meeting will not automatically revoke a previously delivered proxy, and any revocation during the meeting will not affect votes previously taken.
Solicitation
Solicitation of proxies will be primarily by mail. In addition to solicitation by mail, our officers, directors and employees may solicit proxies in person or by telephone and facsimile transmission, for which such persons will receive no additional compensation. In addition, we have hired The Altman Group to solicit proxies on our behalf, at an expected cost of approximately $6,200, plus out-of-pocket expenses. We will pay all costs of soliciting proxies. We will reimburse brokerage houses, banks and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy material to beneficial owners of our common stock.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
Unless otherwise stated, the following table sets forth the number of shares of our common stock beneficially owned as of March 31, 2008, by (1) each director and nominee for director, (2) each of the executive officers named in the Summary Compensation Table in this proxy statement, (3) all directors and executive officers as a group; and (4) all persons known by us to be the beneficial owners of at least five percent (5%) of our outstanding common stock. As of March 31, 2008, there were 62,574,207 shares of our common stock issued and outstanding.

		Percentage
Name (1)(2)	Shares	of Class

Current Executive Officers
Edward G. Roth	1,109,217	1.8%
Karen L. Gallagher	165,000	*
Former Executive Officers
Kenneth L. Agee (3)	3,106,759	5.0%
John B. Holmes, Jr.(4)	1,280,915	2.0%
Greg G. Jenkins(5)	950,000	1.5%
Richard L. Edmonson(6)	376,227	*
Jeff Bigger (7)	233,631	*
Directors
Alvin R. Albe, Jr.	219,816	*
Frank M. Bumstead(8)	146,916	*
Ziad Ghandour(9)	216,046	*
P. Anthony Jacobs(10)	493,195	*
Robert B. Rosene, Jr.(11)	226,265	*
James R. Seward	405,806	*
All directors and executive officers as a group (13 persons)	8,929,798	13.6%
Other Beneficial Owners
Robert A. Day (12)	4,505,575	7.2%
865 S. Figueroa Street Los Angeles, CA 90017

*	Represents ownership of less than 1%.

(1)	Except as otherwise noted and subject to applicable community property laws, each stockholder has sole voting and investment power with respect to the shares beneficially owned. The business address of each director and executive officer is c/o Syntroleum Corporation, 5416 S Yale, Ste. 400, Tulsa, Oklahoma 74135.

(2)	Shares of common stock subject to options and warrants that are exercisable within 60 days of the date of this proxy statement are deemed outstanding for purposes of determining beneficial ownership and computing the percentage ownership of such person, but are not deemed outstanding for purposes of computing the percentage ownership of any other person. Accordingly, the following shares of common stock subject to stock options or warrants are included in the table: Edward G. Roth—447,333; Jeff Bigger — 200,500; John B. Holmes, Jr.—1,075,000; Greg G. Jenkins—700,000; Richard L. Edmonson—225,000;; Alvin R. Albe, Jr.—25,528; Frank M. Bumstead—25,528; P. Anthony Jacobs—15,124; Robert B. Rosene, Jr.—25,528; James R. Seward—3,301; and all directors and executive officers as a group—2,911,592.

Restricted Stock awards granted but not vested as of the date of this proxy statement are deemed outstanding for purposes of determining the beneficial ownership and computing the percentage ownership of such persons. Accordingly the follow restricted shares of common stock subject to vesting based on milestone achievements by the Company are included in the table: Edward G. Roth — 400,000; Karen L. Gallagher — 150,000; Jeff Bigger — 160,000; Kenneth L. Agee — 150,000; Greg G. Jenkins — 100,000; Richard L. Edmonson — 66,667.

(3)	Mr. Agee resigned as Chairman of the Board on November 19, 2007. Includes 95,516 shares of common stock owned by two of Mr. Agee’s children.

(4)	Mr. Holmes’ retired as our Chief Executive Officer and a director on November 19, 2007. Includes 776 shares of common stock held by Mr. Holmes’ wife, as to which he disclaims beneficial ownership.

(5)	Mr. Jenkins retired as our Chief Financial Officer on May 9, 2007 and remained an employee of the Company through January 2, 2008.

(6)	Mr. Edmonson resigned as our Chief General Counsel and Corporate Secretary on December 31, 2007.

(7)	Mr. Bigger resigned as our Senior Vice President of Business Development on February 7, 2007. He returned to employment with the Company in July, 2007. Our board has determined that Mr. Bigger is no longer an “executive officer” as defined in Section 3b-7 of the rules and regulations promulgated under the Exchange Act.

(8)	Includes 13,847 shares of common stock held by Mr. Bumstead’s wife, as to which he disclaims beneficial ownership.

(9)	Mr. Ghandour resigned in August, 2007 as a director, employee and consultant of the Company.

(10)	Includes 25,000 shares of common stock held by Mr. Jacobs’ wife, as to which he disclaims beneficial ownership, and 449,729 shares held by the P. Anthony Jacobs Trust.

(11)	Includes 10,200 shares of common stock owned by trusts the beneficiaries of which are Mr. Rosene’s children, as to which Mr. Rosene disclaims beneficial ownership.

(12)	Based upon information set forth in a Schedule 13G filed with the SEC on January 10, 2008. The Schedule 13G reports the Robert A. Day holds sole voting power for 4,484,264 shares of our common stock and shared dispositive power for 4,484,264 shares of our common stock.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and owners of 10% or more of our common stock to file with the SEC and the Nasdaq Stock Market initial reports of ownership and reports of changes in ownership of common stock. Based solely on a review of the copies of reports furnished to us and representations that no other reports were required, we believe that all of our directors, executive officers and 10% or more stockholders during the fiscal year ended December 31, 2007 complied on a timely basis with all applicable filing requirements under Section 16(a) of the Exchange Act.

Executive Officers of the Company
The following are our executive officers as of March 31, 2008.

Name	Age	Position

Edward G. Roth	51	Chief Executive Officer, President and Director
Karen L. Gallagher	56	Senior Vice President of Finance and Principal Financial Officer
For biographical information on Mr. Roth, please see, “Proposal 1 — Election of Directors - Nominees for Class C Directors.”
Karen L. Gallagher is a Senior Vice President and our Principal Financial Officer, having joined our company in June 2007. Ms. Gallagher was previously Executive Vice President, Chief Financial Officer and Cashier for Summit Bank from 2001 to 2007, Senior Vice President, Chief Financial Officer and Cashier for Federal BankCentre from 1998-2001, Vice President and Chief Financial Officer for Community Care HMO, Inc. from 1994-1997, and Senior Vice President and Chief Financial Officer for Western National Bank from 1984-1994. Prior to 1984 Ms. Gallagher served in various tax positions with Arthur Andersen & Co., GRA, Inc. and Commerce Bank. Ms. Gallagher is a certified public accountant and received her Bachelor of Science in Business Administration from the University of Missouri-Kansas City, Missouri.

PROPOSAL 1—ELECTION OF DIRECTORS
Our certificate of incorporation divides the board of directors into three classes with the number of directors in each class to be fixed as provided in our bylaws. Our bylaws provide for a board of not less than three nor more than 11 directors with the exact number of directors in each class to be fixed by our board. Our board has determined that the total number of directors on the board at this time shall be six and that two directors shall be in each of Class A, Class B and Class C. Directors hold office for staggered terms of three years (or less if they were appointed to the board between annual meetings to fill a vacancy). One of three classes is elected at each year’s annual meeting to succeed the directors of that class whose terms are expiring. The terms for the directors of Classes A, B and C expire at the annual meeting of stockholders in 2009, 2010 and 2008, respectively.
Messrs. Albe and Roth are Class C directors whose current terms are expiring at the 2008 annual meeting. Messrs. Albe and Roth have been nominated for reelection to serve until the 2011 annual meeting of stockholders and until their successors are elected and qualified.
The persons named in the accompanying proxy intend to vote such proxy FOR the election of each of the nominees, unless authority to vote for the nominee is withheld by you on your proxy. Although the board of directors has no reason to believe that a nominee will be unable to serve as a director, if a nominee withdraws or otherwise becomes unavailable to serve, the persons named as proxies will vote for any substitute nominee designated by the board of directors, unless contrary instructions are given in the proxy.
The board of directors recommends that you vote FOR the election of the following two nominees as Class C directors.
The following information is provided with respect to each nominee for election as a Class C director and for each of our Class A and Class B directors whose terms will expire in 2009 and 2010, respectively..
Nominees for Class C Directors

Name and Business Experience	Age

Alvin R. Albe, Jr.	54
Mr. Albe became a director in December 1988. Mr. Albe is currently an Executive Vice President of the TCW Group, Inc. (“TCW”), an investment management firm. Prior to joining TCW in 1991, Mr. Albe was President of Oakmont Corporation, a family office that administers and manages assets for high net worth individuals and their families. Mr. Albe was associated with Oakmont Corporation from 1982 to 1991. Prior to 1982, Mr. Albe was Manager of Accounting at McMoRan Oil and Gas Co., and a Certified Public Accountant with Arthur Andersen & Co. in New Orleans. Mr. Albe graduated from the University of New Orleans with a B.S. in Accounting.

Edward G. Roth	51
Mr. Roth has been our President and Chief Executive Officer since November 19, 2007 and a director since March 16, 2007. Mr. Roth joined Syntroleum in July 2004 as our Senior Vice President of Projects. In April 2005, Mr. Roth was named our Executive Vice President of Engineering and Chief Technology Officer and in March 2007 was appointed as our President and Chief Operating Officer. Prior to joining Syntroleum in July 2004, Mr. Roth was employed by Petrofac Resources International, serving in varying positions from December 1997 to July 2004. In July 2003, Mr. Roth served as President and Chief Operating Officer of Petrofac LLC, a company involved in all facets of turnkey engineering, procurement and construction in refining and gas processing. From February 1994 to December 1997, Mr. Roth was Vice President of Engineering & Operations at Zilkha Energy. From December 1979 to February 1994, he was employed by ARCO in various capacities, including drilling production operations and business development both domestically and internationally. Mr. Roth has a B.S. in Petroleum Engineering from Texas A&M University and a M.B.A. in Finance from the University of Chicago.

2009 — Class A Directors

Name and Business Experience	Age

Frank M. Bumstead	66
Mr. Bumstead has been a director since May 1993. He has served as the Chairman of Flood, Bumstead, McCready & McCarthy, Inc., a financial and business management firm, since 1989 and as a managing member of FBM Consults, LLC since January 1, 2001. Mr. Bumstead presently serves as a director of Brookdale Senior Living, Inc.; a New York Stock Exchange listed company, United Supermarkets, Inc.; Nashville Wire Products, Inc. and The Memorial Foundation. Mr. Bumstead holds a B.S. in Business Administration from Southern Methodist University and an M.B.A. from Vanderbilt Owen Graduate School of Management.

Robert B. Rosene, Jr.	54
Mr. Rosene has been our Chairman of the Board since November 19, 2007 and a director since March 1985. Mr. Rosene is President of Seminole Energy Services, L.L.C., a natural gas marketing and gathering company. From 1984 to August 1998, he was Vice President of Boyd Rosene and Associates, Inc., a natural gas consulting and marketing firm which he co-founded. From 1976 to 1984, he was employed with Transok Pipeline Company, where he served in various positions, including Manager of Rates and Contract Administration and director of Gas Acquisitions. In 1987, Mr. Rosene co-founded MBR Resources, an oil and gas production company with operations in Arkansas, New Mexico, Oklahoma and Texas. Mr. Rosene holds a B.A. in Accounting from Oklahoma Baptist University.
2010 — Class B Directors

Name and Business Experience	Age

P. Anthony Jacobs	66
Mr. Jacobs has served as a director since November 1995. Mr. Jacobs also served as the Chairman of the Board of SLH Corporation, a predecessor to the company, from December 1996 through the closing date of the merger of Syntroleum Corporation into SLH Corporation in August 1998. Mr. Jacobs served as President and Chief Executive Officer of Lab Holdings, Inc., a company principally engaged in the laboratory testing business, from September 1997 until August of 1999 when Lab Holdings merged with Lab One, Inc. From 1990 to 1993, he served as Executive Vice President and Chief Operating Officer of Seafield Capital Corporation, and from May 1993 to September 1997, he served as President and Chief Operating Officer of Seafield Capital Corporation. Mr. Jacobs holds a B.A. and an M.B.A. from the University of Kansas and is also a Chartered Financial Analyst.

James R. Seward	55
Mr. Seward has served as a director since December 1988. Mr. Seward also served as the President, Chief Executive Officer and director of SLH Corporation from February 1997 through the closing date of the merger of Syntroleum Corporation into SLH Corporation in August 1998. From 1990 to September 1997, Mr. Seward served as Chief Financial Officer and a director of Seafield Capital Corporation. From 1990 to May 1993, he served as Senior Vice President of Seafield Capital Corporation, and from May 1993 to September 1997, he served as Executive Vice President. He also serves as a director of Tamarack Funds, a family of publicly traded mutual funds. Mr. Seward holds a B.A. from Baker University and an M.B.A. in Finance and a M.P.A. from the University of Kansas and is also a Chartered Financial Analyst.
There are no family relationships, of first cousin or closer, among our directors and executive officers, by blood, marriage or adoption.

Affirmative Determinations Regarding Director Independence and Other Matters
Our board of directors has determined that each of the following directors is an “independent director” as such term is defined in Marketplace Rule 4200(a)(15) of the National Association of Securities Dealers (the “NASD”):
Alvin R. Albe, Jr.
Frank M. Bumstead
P. Anthony Jacobs
Robert B. Rosene, Jr.
James R. Seward
In this proxy statement, these five directors are each referred to individually as an “independent director” and collectively as the “independent directors.”
The board of directors has also determined that each member of the two committees of the board meets the independence requirements applicable to those committees prescribed by the NASD, the Securities and Exchange Commission (“SEC”) and the Internal Revenue Service. The board of directors has further determined that Mr. Albe, chairman of the audit committee of the board of directors, is an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K promulgated by the SEC.
The nominating and compensation committee reviewed the applicable legal standards for board member and board committee independence and the criteria applied to determine “audit committee financial expert” status. On the basis of this review, the nominating and compensation committee delivered a report to the full board of directors and the board made its “independent director” and “audit committee financial expert” determinations based upon the nominating and compensation committee’s report and each director’s review of the information made available to the nominating and compensation committee.
Board Committees
The board of directors has two standing committees: the audit committee and the nominating and compensation committee.
Audit Committee
During 2007, the audit committee consisted of Messrs. Albe (Chairman), Bumstead, Jacobs, Rosene and Seward. The committee met five times during 2007. During 2008, the audit committee will consist of Messrs. Albe (Chairman), Bumstead, Jacobs, Rosene and Seward. The board of directors has determined that:
(i)	each member of the committee meets the independence criteria required by applicable law and the rules of the SEC and the NASD for audit committee membership;
(ii)	each member of the committee is an “independent director” as defined in Section 10A(m)(1)(B)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and NASD Rule 4200(a)(15);
(iii)	each member of the committee meets the NASD’s financial knowledge requirements; and
(iv)	Mr. Albe is the “audit committee financial expert” under SEC rules and meets the NASD’s professional experience requirements.
Each other member of the audit committee believes that he also meets the requirements for being considered an “audit committee financial expert” under applicable rules and regulations.

The audit committee operates pursuant to a written charter, a copy of which can be found at our website at http://www.syntroleum.com As more fully described in the charter, the committee recommends to the board of directors the independent registered public accounting firm to perform the annual audit of our fiscal year financial statements and reviews: (i) the scope, plan and findings of the annual audit and any recommendations of the independent registered public accounting firm, (ii) the adequacy of internal accounting controls and audit procedures, (iii) our audited financial statements,(iv) the non-audit services performed by the independent registered public accounting firm, and (v) the fees paid to the independent registered public accounting firm for audit and non-audit services.
Nominating and Compensation Committee
During 2007, the nominating and compensation committee consisted of Messrs. Albe, Bumstead, Jacobs, Rosene (Chairman) and Seward. The committee met nine times during 2007 and took action by unanimous written consent on one occasion. During 2008, the nominating and compensation committee will consist of Messrs. Albe, Bumstead, Jacobs, Rosene (Chairman) and Seward. The board of directors has determined that each director who served on the nominating and compensation committee during 2007 and will serve during 2008:
(i)	qualifies as an “outside director” under Section 162(m) of the Internal Revenue Code (the “Code”);
(ii)	is a “non-employee director” as defined in Rule 16b-3 under the Exchange Act; and
(iii)	is an “independent director” as defined in NASD Rule 4200(a)(15).
The nominating and compensation committee operates pursuant to a written charter, a copy of which can be found on our website at http://www.syntroleum.com. As more fully described in the charter, the committee establishes and reports to the full board with respect to compensation plans under which officers and directors are eligible to participate, and recommends to the board for approval the salary for the chief executive officer and other executive officers. The committee administers our 2005 Stock Incentive Plan and reviews our overall compensation philosophy and program on a regular basis. The committee also recommends policies concerning director compensation to the board of directors.
The nominating and compensation committee may delegate its authority over discrete aspects of our overall compensation program to a subcommittee comprised of one or more members of the board of directors. The committee has formed a subcommittee, comprised of Mr. Robert Rosene that delegates authority to Mr. Rosene to grant stock based awards under our 2005 Stock Incentive Plan of not to exceed 20,000 shares of our common stock per award to all non-exempt employees and to exempt level employees up to grade 20. For the purposes of determining exempt versus non-exempt employees, all employees eligible for overtime are considered non-exempt.
Director Nominations Process
The nominating and compensation committee is also responsible for identifying, evaluating and recommending to our board of directors qualified director nominees to be elected by the stockholders at each annual meeting and to be elected by the directors to fill any vacancies on the board that may arise between annual stockholder meetings.
In evaluating the qualifications of prospective nominees to the board, the nominating and compensation committee considers each nominee’s personal and professional integrity, experience, skills, ability and willingness to devote the time and effort necessary to be an effective board member, and commitment to acting in the best interests of our company and our stockholders. The nominating and compensation committee also considers whether candidates provide an appropriate mix of backgrounds and skills to the board.
Internal Process for Identifying Candidates
The nominating and compensation committee has two primary methods for identifying candidates (other than those proposed by our stockholders, as discussed below). First, on a periodic basis, the nominating and compensation committee solicits ideas for possible candidates from a number of sources, including members of the board, our senior level executives and individuals personally known to the members of the board.

Second, the nominating and compensation committee may from time to time use its authority under its charter to retain, at company expense, one or more search firms to identify candidates. If the nominating and compensation committee retains one or more search firms, such firms may be asked to identify possible candidates, to interview and screen such candidates (including conducting appropriate background and reference checks), to act as a liaison among the board, the committee members and each candidate during the screening and evaluation process and thereafter to be available for consultation as needed by the nominating and compensation committee.
Nomination Recommendations by Stockholders
The nominating and compensation committee will consider nominees for director recommended by our stockholders. Please submit your recommendation in writing along with:
(i)	the name of and contact information for the candidate;
(ii)	a resume of the candidate’s qualifications and business and educational experience;
(iii)	information regarding the qualifications and qualities described under “Director Nominations Process” above;
(iv)	a signed statement of the proposed candidate consenting to be named as a candidate and, if nominated and elected, to serve as a director;
(v)	a statement that the writer is a stockholder and is proposing a candidate for consideration by the nominating and compensation committee;
(v)	a statement detailing any relationship between the candidate and any of our customers, suppliers or competitors;
(vi)	financial and accounting background of the candidate, to enable the nominating and compensation committee to determine whether the candidate would be suitable for audit committee membership; and
(vii)	detailed information about any relationship or understanding between the proposing stockholder and the candidate.
Please submit your recommendations to Karen L. Gallagher, Senior Vice President of Finance, Principal Financial Officer and Corporate Secretary, Syntroleum Corporation, 5416 S. Yale, Ste. 400, Tulsa, OK 74135.
In addition to recommending director nominees to the nominating and compensation committee, any stockholder may nominate one or more persons for election as one of our directors at an annual meeting of stockholders if the stockholder complies with the notice, information and consent provisions contained in our bylaws, as described under “Stockholder Proposals” elsewhere in this proxy statement.
Evaluation of Candidates
The nominating and compensation committee will consider all candidates identified through the processes described above. The extent to which the committee dedicates time and resources to the consideration and evaluation of any potential nominee brought to its attention depends on the information available to the committee about the qualifications and suitability of the individual, viewed in light of the needs of the board, and is at the committee’s discretion. The committee evaluates the desirability for incumbent directors to continue on the board following the expiration of their respective terms, taking into account their contributions as board members and the benefit that results from increasing insight and experience developed over a period of time. Although the committee will consider candidates for director recommended by stockholders, it may determine not to recommend that the board, and the board may determine not to, nominate those candidates for election to our board.

Timing of the Identification and Evaluation Process
The nominating and compensation committee usually meets on the date of the first regularly scheduled meeting of the board in a calendar year. At this meeting, the committee considers, among other things, candidates to be recommended to the board for inclusion in the slate of director nominees to be recommended by the board at the next annual meeting of stockholders. The board usually meets each February to vote on, among other things, the slate of director nominees to be submitted to and recommended for election by stockholders at the annual meeting, which is typically held in April of that year.
Communication with Directors
Interested persons may send written communications to the board, including non-management members of the board, by mailing those communications to the audit committee at:
Syntroleum Corporation
c/o Audit Committee of the Board of Directors
5416 S. Yale Ste. 400
Tulsa, Oklahoma 74135
The audit committee will forward communications to individual directors, as appropriate.
We do not maintain a policy regarding director attendance at our annual meeting of stockholders. There were nine directors at the time of the 2007 annual meeting of stockholders, and all nine directors attended the meeting.
Director Compensation
During 2007, the board of directors held a total of four regular meetings and six special meetings and took action by unanimous written consent on eight occasions. No director attended fewer than 75 percent of the aggregate of board meetings and meetings of any committee on which he served in 2007, with the exception of Mr. Ziad Ghandour, with whom we had a contractual dispute during 2007 and who resigned as a director in August, 2007.
We do not pay our directors a cash retainer. All directors are reimbursed for their travel and other expenses involved in attendance at board and committee meetings.
Under the 2005 Stock Incentive Plan, non-employee directors are eligible to receive grants of options to purchase shares of our common stock or awards of common stock or restricted stock. On January 1 of each year, non-employee directors received annual grants of a number of shares of our common stock determined by dividing $50,000 by the closing price of our common stock on the last trading day of the previous year. On January 1, 2007, non-employee directors received 14,451 shares each of our common stock under the 2005 Stock Incentive Plan. The directors have elected to not receive any kind of compensation in 2008, except for Mr. Robert Rosene, Chairman of the Board who will receive $50,000 in the form of stock or cash compensation for services rendered in 2008. We are currently reviewing whether to continue the annual grant of common stock to non-employee directors as part of their compensation for service on the board and may modify or replace it with another program in the future.
With the exception of Mr. Ziad Ghandour, who was an employee director and received the same annual stock award in 2007 as non-employee directors, employees who are directors are not paid any fees or additional remuneration for their services as members of the board or any committee of the board.

The following table sets forth information regarding the compensation of non-employee directors in 2007.
2007 Non-Employee Director Compensation

					Change in
					Pension
	Fees				Value and
	Earned or			Non-Equity	Nonqualified
	Paid in	Stock	Option	Incentive Plan	Deferred	All Other
	Cash	Awards	Awards	Compensation	Compensation	Compensation	Total
Name	($)	($)	($)	($)	Earnings	($)	($)
(a)	(b)	(c)(1)	(d)(2)	(e)	(f)	(g)(3)	(h)
Alvin R. Albe, Jr.	—	50,000	—	—	—	—	50,000
Frank M. Bumstead	—	50,000	—	—	—	—	50,000
P. Anthony Jacobs	—	50,000	—	—	—	—	50,000
Robert B. Rosene, Jr.	—	50,000	—	—	—	—	50,000
James R. Seward	—	50,000	—	—	—	—	50,000

(1)	The amounts in columns (c) reflect the dollar amount recognized for financial statement purposes for the fiscal year ended December 31, 2007, in accordance with FAS123(R) and thus may include amounts from awards granted in and prior to 2007. Assumptions used in the calculation of these amounts are included in footnote 10 to the Company’s audited financial statements for the fiscal year ended December 31, 2007, included in the Company’s Annual Report on Form 10-K filed with the SEC on March 17, 2008. All shares are immediately vested.

(2)	No option awards were issued in 2007. At December 31, 2007 our non-employee directors held unexercised options to purchase common stock as follows: Alvin R. Albe, Jr.—25,528; Frank M. Bumstead—26,481; P. Anthony Jacobs—16,077; Robert B. Rosene, Jr.—26,481; James R. Seward—4,254

(3)	We generally compensate our executive officers and directors in cash and equity rather than with perquisites. Consequently, the value of executive and director perquisites falls below the reportable amount for disclosure within this table.

Ziad Ghandour was an employee director during a portion of 2007 until he resigned as a director and employee on August 14, 2007. In connection with his resignation, we settled litigation for breach of contract brought against us by Mr. Ghandour and an affiliated company in consideration for a lump sum payment and our agreement to pay Mr. Ghandour future amounts, all as described in greater detail under “Certain Relationships and Related Person Transactions” elsewhere in this proxy statement.

Stock Ownership Guidelines for Directors
We do not have a set guideline for director stock ownership. We do, however, encourage stock ownership by our directors and all compensation for services as a director is paid by us in shares of our common stock. As of December 31, 2007 board members owned approximately 2.59% of our issued and outstanding common stock.
Certain Relationships and Related Person Transactions
For approximately four years prior to August 2007, we had a business relationship with Ziad Ghandour and a company controlled by him, TI Capital Management. During this period, Mr. Ghandour was a member of our board of directors and an employee, and we had a consulting agreement with TI Capital Management. Unlike other employee directors who are not paid any fees or additional remuneration to serve on the board, Mr. Ghandour received, as a director, the same compensation as our non-employee directors, i.e., stock awards having an annual value of $50,000. As an employee, Mr. Ghandour also received an annual salary of $100,000. Our consulting agreement with TI Capital Management generally provided for the payment by us of a success fee in the event TI Capital Management consummated transactions of a project nature that generated revenue to us. The success fee was typically negotiated on a project by project basis and ranged from the issuance of warrants to purchase shares of our common stock to a percentage ownership interest in the project or in the revenues or profits generated by the project.
On July 26, 2007, TI Capital Management and Mr. Ghandour filed a lawsuit against us and Mr. Jack Holmes, our former chief executive officer, alleging breach of contract and other causes of action relating to our consulting agreement with TI Capital Management and Mr. Ghandour’s employment and director relationship with us. Pursuant to a Resignation and Compromise Agreement entered into effective August 6, 2007, as amended August 8, 2007 (the “Compromise Agreement”):
(i)	On August 13, 2007, TI Capital Management and Mr. Ghandour dismissed their lawsuit against us and Mr. Holmes without the right to refile the lawsuit.

(ii)	We exchanged mutual waivers and releases of claims with Mr. Ghandour and TI Capital Management.

(iii)	We paid Mr. Ghandour $61,538 for services rendered as an employee of the company during a portion of 2007.

(iv)	Mr. Ghandour resigned as a director and his employment with us was terminated on August 14, 2007. In addition, we terminated all consulting arrangements with TI Capital Management effective August 14, 2007.

(v)	In settlement of all claims, we paid Mr. Ghandour $1,393,550 upon his resignation and agreed to pay him amounts received by us prior to December 31, 2011 equal to three percent (3%) of the first net cash received by us from projects completed by Mr. Ghandour after the date of his resignation in which we have an equity participation and that utilize our gas to liquids technology. Net cash received by us will not include royalties received on a unit of production basis or for preparation of a process design package for the project. In the event of a change of control of the Company, Mr. Ghandour has the option to terminate these payments in exchange for a one time payment of $2 million.
In January, 2008 , we sold our testing lab, including substantially all related tangible personal property and other assets, to Emerging Fuels Technology, L.L.C. , a company controlled by Kenneth Agee, a former officer and director of the Company. We received $50,000 for the sale and Emerging Fuels assumed certain liabilities associated with the ownership and operation of the lab, including employee-related liabilities. We have a written Code of Ethics and Conduct pursuant to which we evaluate all transactions required to be reported under Item 404 of Regulation S-K promulgated under the Securities Act and the Exchange Act. This policy provides for the transaction to be brought to the attention of the CEO, PFO or Audit Committee for approval. If approval is obtained, our practice is to take the matter to our board of directors and, in certain circumstances involving equity transactions, to our stockholders. Our Compromise Agreement with Mr. Ghandour and TI Capital Management during 2007 and the transfer of ownership of our testing lab in 2008 to Mr. Kenneth L. Agee fell within the guidelines of Item 404(b) and as such were reviewed and approved by our full board of directors.

PROPOSAL 2—RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our board of directors, upon recommendation of the audit committee, has appointed Tullius Taylor Sartain and Sartain LLP as our independent registered public accounting firm for the year ending December 31, 2008. Grant Thornton LLP was our independent accountant for the year ended December 31, 2007. We made this change in accounting firms to reduce our annual audit and accounting expenses while at the same time retaining the quality and integrity of our financial statements and related internal control services.
Although the selection and appointment of independent registered public accounting firm is not required to be submitted to a vote of stockholders, the board of directors has determined to ask our stockholders to approve this appointment.
The board of directors recommends that stockholders vote FOR the ratification of the appointment of Tullius Taylor Sartain & Sartain LLP as our independent registered public accounting firm for the year ending December 31, 2008.
Representatives of Tullius Taylor Sartain & Sartain LLP are expected to be present at the meeting, will be given the opportunity to make a statement if they so desire, and be available to respond to appropriate questions of any stockholders.
Independent Registered Public Accounting Firm’s Fees
Grant Thornton LLP billed us fees in fiscal years 2007 and 2006, respectively, as set forth in the table below for (i) the audit of our annual financial statements, the audit of effectiveness of internal controls over financial reporting, the reviews of our quarterly financial statements and services related to certain SEC registration statements, (ii) assurance and related services that are reasonably related to the performance of the audit or review of financial statements not included in (i), (iii) professional services relating to tax compliance and preparation, tax advice and tax planning, and (iv) all other services rendered.

	2007	2006
Audit Fees	$286,931	$291,685
Audit-Related Fees*	25,875	22,000
Tax Fees	82,260	139,713

Total	$395,066	$453,398

*	Represents fees for professional services rendered for the audit of the Syntroleum 401(k) Plan.
The audit committee has considered whether the provision of services rendered in 2007, other than the audit of our financial statements, the 2007 audit of effectiveness of internal controls over financial reporting, and the reviews of our quarterly financial statements, was compatible with maintaining the independence of Grant Thornton LLP and determined that the provision of such services was compatible with maintaining such independence.
The audit committee is responsible for appointing, setting compensation for and overseeing the work of the independent auditor. The audit committee’s amended and restated charter allows the audit committee to delegate to subcommittees consisting of one or more members the authority to grant pre-approvals of audit and permitted non-audit services between audit committee meetings, provided that the subcommittee reports any pre-approval decisions to the full audit committee at the committee’s next scheduled meeting. The audit committee has adopted policies and procedures for pre-approving all audit and non-audit services performed by the independent registered public accounting firm. The policy requires advance approval by the audit committee of all audit and non-audit work. Unless the specific service has been previously pre-approved with respect to the 12-month period following the advance approval, the audit committee must approve a service before the independent registered public accounting firm is engaged to perform the service. The audit committee has given advance approval for specified audit, audit-related and tax services for 2008. Requests for services that have received this pre-approval are subject to specified fee or budget restrictions as well as internal management controls. All of the 2007 audit and non-audit services described above were pre-approved by the audit committee in accordance with its charter, its policies and procedures, and pursuant to applicable rules of the SEC.

PROPOSAL 3—REVERSE SPLIT
General
Our board has unanimously approved seeking stockholder approval of an amendment to our Certificate of Incorporation to effect a reverse stock split of our issued and outstanding common stock in a ratio in the range of between one-for-two and one-for-ten (the “Reverse Split”). If this proposal is approved by our stockholders, our board will have the authority, in its sole discretion, to determine whether or not to proceed with the Reverse Split, and to determine the exact split ratio within the foregoing range, at any time on or prior to the date of our 2009 annual meeting of stockholders, without seeking further approval or authorization from our stockholders.
The board seeks the authority to implement a Reverse Split in order to avoid the possible delisting of our common stock from Nasdaq. We believe the delisting of our common stock from Nasdaq will adversely affect our shareholders. Our common stock is currently listed for trading on the Nasdaq Capital Market. One of the requirements for continued listing on the Nasdaq Capital Market is that the closing bid price of our common stock not fall below $1.00 per share for specified periods set forth in the Nasdaq rules that govern continued listing. We have received written notice from Nasdaq that we will be delisted from the Nasdaq Capital Market if the closing bid price of our common stock is not $1.00 per share or higher for at least 10 consecutive business days prior to July 30, 2008 (which is likely to be extended by Nasdaq to January 26, 2009). On April_____, 2008, the closing bid price of our common stock was $ _____ per share, which was the  _____  consecutive business day that our closing bid price was at or above $1.00 per share. Even if we were to satisfy the $1.00 minimum closing bid price requirement for 10 consecutive business days prior to July 30, 2008 (or January 26, 2009, if extended), there is no assurance that our common stock would thereafter trade at or above a minimum bid price of $1.00 per share for the periods required by Nasdaq for continued listing and that we would not again become subject to the risk of delisting. In order to give our board the flexibility to address near term declines in the price of our common stock to avoid delisting, Proposal 3 grants authority to our board to effect the Reverse Split at any time prior to our 2009 annual meeting of stockholders.
A reverse stock split which combines outstanding shares of stock should increase the per share price of our common stock and could, if Proposal 3 is approved, be used by our board to attempt to achieve a $1.00 or more per share price, thereby avoiding a delisting. We believe that after giving effect to the Reverse Split our common stock would trade at a minimum bid price above $1.00 per share and that we would comply with the requirements for continued listing on the Nasdaq Capital Market. However, we cannot assure you that it would be in compliance with all other continued listing requirements as of the time of the Reverse Split or that we will remain in compliance after the Reverse Split. See, “Proposal 3 — Certain Risk Factors Associated With the Reverse Split” elsewhere in this proxy statement.
If the stockholders approve Proposal 3 relating to the Reverse Split, the board will set the ratio for the Reverse Split or determine, in its sole discretion, not to implement the Reverse Split, taking into consideration, among other things, relevant market conditions prevailing at the time of its determination. The board believes that the grant of this discretion, rather than approval of a stock split on a specified date at a specified ratio, provides the board with desirable flexibility to react to prevailing market conditions and to therefore act in the best interests of the company and its stockholders. In setting the ratio for the Reverse Split, it will be the intention of the board to increase the price or our common stock sufficiently above the $1.00 minimum bid price per share required for continued listing of our common stock on the Nasdaq Capital Market so that we would not be faced with delisting by Nasdaq for failure to meet the minimum bid price absent a significant percentage decline in our stock price.
The Reverse Split will decrease the number of our issued and outstanding shares of common stock. Except for adjustments to individual holdings as a result of the payment of cash for fractional shares as described below, the Reverse Split will not have any dilutive effect on our stockholders since each stockholder will hold the same percentage of common stock outstanding immediately following the Reverse Split as such stockholder held immediately prior to the Reverse Split. The Reverse Split will not affect the relative voting and other rights that accompany the shares of common stock.

Upon the implementation of the Reverse Split, the number of shares of our Common Stock available for issuance will increase significantly because the Reverse Split will not result in a reduction of the number of shares of authorized but unissued common stock. The following table shows the number of shares that would be (a) issued and outstanding, (b) authorized and reserved for issuance upon the exercise of outstanding stock options and warrants and (c) authorized but unreserved for issuance, upon the implementation of the Reverse Split at each ratio from one-for-two to one-for-ten based on our capitalization as of December 31, 2007.

		(B)
		Shares Authorized	(C)
	(A)	and	Shares
	Shares Issued	Reserved for	Authorized	Total
	and Outstanding	Issuance	but Unreserved	Authorized
As of December 31, 2007	62,524,035	14,020,650	73,455,315	150,000,000
If l-for-2 Stock Split Enacted	31,262,018	7,010,325	111,727,657	150,000,000
If l-for-3 Stock Split Enacted	20,841,345	4,673,550	124,485,105	150,000,000
If l-for-4 Stock Split Enacted	15,631,009	3,505,163	130,863,828	150,000,000
If 1-for-5 Stock Split Enacted	12,504,807	2,804,130	134,691,063	150,000,000
If l-for-6 Stock Split Enacted	10,420,673	2,336,775	137,242,552	150,000,000
If 1-for-7 Stock Split Enacted	8,932,005	2,002,950	139,065,054	150,000,000
If 1-for-8 Stock Split Enacted	7,815,504	1,752,581	140,431,915	150,000,000
If l-for-9 Stock Split Enacted	6,947,115	1,557,850	141,495,035	150,000,000
If 1 for 10 Stock Split Enacted	6,252,404	1,402,065	142,345,531	150,000,000
Although the Reverse Split will not have any dilutive effect on our stockholders, the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance at December 31, 2007 will decrease, giving our board an increased percentage of authorized shares available for issuance in its discretion. Our board may, from time to time, deem it to be in our best interests and that of our stockholders to enter into transactions and other ventures that may include the issuance of shares of our common stock. Many stock issuances do not require stockholder approval and our board generally seeks approval of our stockholders in connection with a proposed issuance only if required at that time. The Reverse Split is not part of any plan or proposal to take Syntroleum private. To the contrary, the Reverse Split is intended to enable us to remain public and for our securities to remain tradable on the Nasdaq Capital Market or other Nasdaq Markets.
The amendment to our Certificate of Incorporation being submitted to our stockholders in Proposal 3, or the “charter amendment,” in substantially the form to be filed with the Secretary of State of Delaware and the amendment to our Certificate of Designation relating to our Series A Junior Participating Preferred Stock, as approved by our board without the requirement to obtain stockholder approval and in substantially the form to be filed with the Secretary of State of Delaware, are attached to this proxy statement as Exhibit A and Exhibit B, respectively, in each case with such changes and modifications thereto as may be required by the Delaware Secretary of State or as may be deemed advisable and in the best interests our stockholders by the board, including the insertion of the per share ratio of the Reverse Split selected by the Board. The Reverse Split will become effective upon filing the charter amendment with the Delaware Secretary of State or at such later date as may be set forth by the board in the charter amendment.
THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL 3 AND APPROVE THE CHARTER AMENDMENT THAT WILL GRANT THE BOARD AUTHORITY, IN ITS SOLE DISCRETION, TO EFFECT A REVERSE SPLIT AND TO ESTABLISH THE RATIO FOR THE REVERSE SPLIT FROM A RANGE OF BETWEEN ONE-FOR-TWO TO ONE-FOR-TEN, OR NOT TO COMPLETE THE REVERSE SPLIT, IN EACH CASE AT A DATE NO LATER THAN THE DATE OF OUR 2009 ANNUAL MEETING OF STOCKHOLDERS.

Background Of The Reverse Split
The Nasdaq Capital Market has certain requirements for continued listing in those trading markets. Failure to meet a Market’s listing requirements can result in “delisting,” which means the loss of trading privileges on that Market, subject to notice and cure periods provided by Nasdaq rules. These requirements include:
•	either (a) stockholders’ equity of $2,500,000, (b) net income in the most recently completed fiscal year or in two of the last three years of $500,000, or (c) a market capitalization of $35,000,000;

•	a minimum bid price of $1.00 per share; and

•	at least 300 round lot stockholders.
The closing price for our common stock during the period from March 1, 2007 to March 31, 2008 ranged from a high of $3.74 to a low of $0.43. The closing price per share of our common stock on April [ _____ ], 2008 was $ _____, which would result in a market capitalization of $ _____ on that date.
Reasons For The Reverse Split
In reaching its decision to submit and recommend the adoption of Proposal 3 by our stockholders, our board considered, among other factors, the consequences to us and our stockholders if our common stock were delisted by Nasdaq.
The most significant consequence of delisting would be that our common stock would most likely be quoted and traded in the so-called “pink sheets,” which is an over-the-counter quotation system among brokers, or on the Over-The-Counter (“OTC”) Bulletin Board maintained by Nasdaq. If that occurs, the liquidity and marketability of our common stock would likely decrease as investors could find it more difficult to execute trades in our common stock on a timely basis or to obtain timely and accurate quotations of the market value of our common stock. In addition, if our common stock were to trade on these over-the-counter markets at less than $5.00 per share, trading in our common stock would be subject to certain rules under the Exchange Act which imposes burdens upon broker-dealers that would likely discourage them from executing transactions in our common stock. For these reasons, we believe that current and prospective investors will view an investment in our common stock more favorably if our shares are listed for trading on the Nasdaq Capital Market.
We also believe that the anticipated increase in the per share price of our common stock resulting from the Reverse Split will enhance the acceptability and marketability of our common stock within the financial community and investing public. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential buyers of our common stock, particularly in the important institutional investor community. Additionally, analysts at many brokerage firms are reluctant to recommend lower-priced stocks to their clients or to monitor the activity of lower-priced stocks. Brokerage houses also frequently have internal practices and policies that discourage individual brokers from dealing in lower-priced stocks. Further, because brokers’ commissions on lower-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, investors in lower-priced stocks pay transaction costs which are a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase our common stock.
We also believe that current and prospective employees and customers will view us more favorably if our common stock continues to be listed on Nasdaq.
Although we believe that the anticipated benefits of a Reverse Split will be in the best interests of Syntroleum and its stockholders, the Reverse Split may result in some stockholders owning “odd-lots” of less than 100 shares. Brokerage commissions and other costs of transactions in odd lots may be higher, particularly on a per share basis, than the cost of transactions in even multiples of 100 shares. In addition, a Reverse Split will make it more difficult for us to meet the requirement for continued listing on the Nasdaq Market or the Nasdaq Capital Market relating to the minimum number of round lot holders.

We cannot assure you that the Reverse Split will have any of the desired consequences described above.
Required Vote For The Reverse Split
Adoption of Proposal 3 will require the affirmative vote of a majority of our shares of common stock issued and outstanding on the record date. Therefore, common stock that is voted by the holder to abstain and shares of common stock subject to brokers “non-votes” have the practical effect of being votes against the matter.
Effecting the Reverse Split
If Proposal 3 is approved by stockholders at the annual meeting, the charter amendment to implement the Reverse Split will be filed with the Delaware Secretary of State only upon a determination by the board that the Reverse Split is then in the best interests of Syntroleum and its stockholders and the board’s establishment of an appropriate ratio for the Reverse Split based on factors prevailing at the time. The board will consider, among other factors, prevailing market condition; the likely effect of the Reverse Split on the market price of our common stock, our compliance with the Nasdaq listing requirements, and the marketability and liquidity of our common stock. If for any reason the board deems it advisable to do so, the Reverse Split may be abandoned at any time prior to the filing of the charter amendment, without further action by our stockholders.
Upon the filing of the charter amendment, and without any further action on the part of Syntroleum or its stockholders, the issued and outstanding shares of common stock held by stockholders of record as of the effective date of the Reverse Split will be converted into a lesser number of shares of common stock (the “New Common Stock”) calculated in accordance with a Reverse Split ratio of between one-for-two and one-for-ten as selected by the board and set forth in the charter amendment. For example, if a stockholder presently holds 100 shares of common stock, he, she or it would hold 50 shares of common stock following a one-for-two Reverse Split, or ten shares of common stock following a one-for-ten Reverse Split. Restricted stock granted under the 2005 Stock Incentive Plan and outstanding as of the effective date of a Reverse Split would be similarly adjusted.
Stockholders who hold a number of shares of common stock that cannot be evenly divided by the Reverse Split ratio selected by the board, will end up with a fraction of one share of New Common Stock and shall be entitled to receive cash for the fractional share based on the closing trading price of a share of new Common Stock on the effective date of the Reverse Split. For example, if a stockholder held 45 shares of common stock and the Reverse Split ratio were set at one-for-ten, that stockholder would receive four shares of New Common Stock plus one-half of a fractional share for which the stockholder would receive cash in lieu of the fractional share, as described below.
After the effective date of the Reverse Split, Syntroleum will continue to be subject to periodic reporting and other requirements of the Exchange Act. Our common stock will continue to be reported on the Nasdaq Capital Market under the symbol “SYNM”, although it is likely that Nasdaq will add the letter “D” to the end of the trading symbol for a period of 20 trading days after the Reverse Split to indicate that the Reverse Split has occurred.
After the effective date, outstanding shares of common stock will remain fully paid and non-assessable.
We will make all necessary filings with Nasdaq as required by the rules and regulations of Nasdaq promulgated pursuant to Rule l0b-l7 of the Exchange Act.
Effect of Reverse Split On Stockholders Holding Common Stock in Street Name
Upon a Reverse Split, we intend to treat stockholders holding our common stock in “street name” either through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Split for their beneficial owners holding our common stock in “street name”. However, such banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Split. Accordingly, if you hold your shares through a bank, broker or other nominee and if you have any questions in this regard, the Corporation encourages you to contact your nominee.

Effect of Reverse Split On Outstanding Stock Purchase Warrants
With respect to outstanding warrants to purchase shares of our common stock, the total number of shares of common stock that each warrant is exercisable for will be reduced by the Reverse Split ratio, and the exercise price per each share of common stock will be increased to an amount equal to the quotient of (x) the aggregate exercise price for all shares purchasable under the warrant prior to the Reverse Split, divided by (y) the total number of shares of common stock purchasable under the warrant after giving effect to the Reverse Split.
Effect on Outstanding Stock Options
The Reverse Split would effect a reduction in the number of shares of Common Stock issuable upon the exercise of outstanding stock options in proportion to the Reverse Split ratio and the exercise price of such options would increase, likewise in proportion to the Reverse Split ratio. No fractional shares of common stock will be issued upon the exercise of any option, and the holder thereof will receive cash in lieu of the fractional share interest.
Effect on Shares Authorized for Issuances under 2005 Stock Incentive Plan
The 2005 Plan is the only share based award plan pursuant to which we have shares of common stock available for the grant of new share based awards. The Reverse Split would reduce the absolute number of shares of common stock available for future issuance under our 2005 Plan; however, the Reverse Split will have no effect upon the proportion of shares available for future issuance in relation to the total number of shares of common stock reserved for issuance upon the exercise of outstanding share based awards
Effect of Reverse Split On Our Stockholder Rights Plan And the Par Value of Our Capital Stock
Each share of our common stock carries with it a right (the “Rights”) to purchase one one-thousandths of a share of Series A Junior Participating Preferred Stock (the “Series A Junior Preferred”) upon the occurrence of certain events relating generally to an accumulation of shares of our common stock by a shareholder or group of related shareholders. In connection with the Reverse Split, our board considered, deemed advisable and adopted a resolution approving proposed amendments to the Certificate of Designation that established our Series A Junior Participating Preferred Stock (the “Certificate of Designation”). If the Reverse Split is implemented, the Certificate of Designation would be amended accordingly. The text of the form of amendments to the Certificate of Designation that would be filed with the Delaware Secretary of State is set forth in Exhibit B to this proxy statement; provided that, such text is subject to amendment to include such changes as may be required by the office of the Delaware Secretary of State or as our board may deem necessary and advisable to effect the Reverse Split.
The par value of our common stock will remain unchanged at $.01 per share following the Reverse Split, while the number of shares of Common Stock issued and outstanding will be reduced.
Effect On Registered Certificated Shares
Some of our registered stockholders hold shares in certificate form. If any of your shares are held in certificate form, you will receive a letter of transmittal from our transfer agent American Stock Transfer (“Transfer Agent”) as soon as practicable after the effective date of the Reverse Split. The letter of transmittal will contain instructions on how to surrender your certificate(s) representing your shares of our common stock (“Old Certificates”) to the Transfer Agent in exchange for certificates representing the appropriate number of whole shares of New Common Stock (“New Certificates”). No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the Transfer Agent. Consequently, you will need to surrender your Old Certificate(s) before you will be able to sell or transfer your stock.
If an Old Certificate has a restrictive legend on the back of the Old Certificate, a New Certificate evidencing shares of New Common Stock will be issued with the same restrictive legends, if any, that are on back of the Old Certificate(s) (“Restricted Stock”).

Stockholders will receive a cash payment in lieu of any fractional share interest.
All expenses of the exchange of certificates will be borne by us.
STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S). YOU SHOULD NOT SEND YOUR OLD CERTIFICATES TO THE TRANSFER AGENT EXCEPT TOGETHER WITH A COMPLETED LETTER OF TRANSMITTAL.
Effect On The Authorized Number Of Shares Of Capital Stock
Our Certificate of Incorporation authorizes the issuance of 150,000,000 shares of common stock, $.01 par value, and 5,000,000 shares of preferred stock, $.01 par value. After the effective date of the Reverse Split, the number of shares of common stock and preferred stock authorized for issuance will remain unchanged and will not be converted into a lesser number of shares of common stock or preferred stock by reason of the Reverse Split.
Accounting Consequences
The par value of our common stock will remain unchanged at $.01 per share after the Reverse Split. However, the number of shares of common stock outstanding as designated on our consolidated balance sheet will be adjusted downward to reflect the Reverse Split and, accordingly, stated capital, or the dollar amount reflected for common stock would also be reduced to an amount equal to the aggregate par value of the reduced number of shares of common stock and the additional paid in capital designated on our consolidated balance sheet would be increased by an amount equal to the amount by which the common stock account was decreased. Additionally, net loss or income per share for all periods presented will increase proportionately as a result of the Reverse Split since there will be a lower number of shares outstanding. We do not anticipate that any other material accounting consequence would arise as a result of the Reverse Split.
Potential Anti-Takeover Effect
If the Reverse Split is implemented by our board, there will be an increase in the number of authorized but unissued shares because the number of issued and outstanding shares will be reduced by the Reverse Split while the number of authorized shares is not being reduced by the Reverse Split. This could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances of our common stock that would dilute the stock ownership of a person seeking to effect a change in the composition of our board or contemplating a tender offer or other transaction for the combination of Syntroleum with another entity). The Reverse Split proposal is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or to obtain control of us, nor is it part of a plan by management to recommend to our board and stockholders a series of amendments to our Certificate of Incorporation to effect or deter a change in control. Other than the Reverse Split proposal, our board does not currently contemplate recommending the adoption of any other amendments to our Certificate of Incorporation that could be construed as affecting the ability of third parties to take over or change the control of Syntroleum.
No Appraisal Rights
Under Delaware law, our stockholders are not entitled to appraisal rights with respect to the Reverse Split, and we will not independently provide stockholders with any such right.
Certain United States Federal Income Tax Consequences
The following is a summary of the material anticipated United States federal income tax consequences of the Reverse Split to our stockholders. This summary is based on the United States federal income tax laws now in effect and as currently interpreted, and does not take into account possible changes in such laws or interpretations. This summary is provided for general information only and does not address all aspects of the possible federal income tax consequences of the Reverse Split and IS NOT INTENDED AS TAX ADVICE TO ANY PERSON. In particular, this summary does not consider the United States federal income tax consequences to our stockholders in light of their individual investment circumstances or to stockholders subject to special treatment under the federal income tax laws, and does not address any consequences of the Reverse Split under any state, local, or foreign tax laws.

ACCORDINGLY, YOU ARE ENCOURAGED TO CONSULT WITH YOUR OWN TAX ADVISOR REGARDING THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED TRANSACTION TO YOU, INCLUDING THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS.
We believe that, except with respect to cash payments for fractional shares, Syntroleum stockholders who exchange their common stock solely for New Common Stock should generally recognize no gain or loss for United States federal income tax purposes. A stockholder’s aggregate tax basis in his or her shares of New Common Stock received should be the same as his or her aggregate tax basis in the common stock exchanged therefor. The holding period of the New Common Stock received by such stockholder should include the period during which the surrendered common stock was held, provided all such common stock was held as a capital asset at the effective date of the Reverse Split. Depending on certain facts and circumstances, a stockholder receiving cash in lieu of a fractional share may recognize gain or loss equal to the difference, if any, between the amount of cash received and the stockholder’s basis in the fractional share. Alternatively, in certain circumstances a stockholder receiving cash in lieu of a fractional share may be treated as having received a distribution from us that may be characterized as a dividend for United States federal income tax purposes.
Syntroleum will not recognize any gain or loss as a result of the Reverse Split.
Our beliefs regarding the tax consequences of the Reverse Split are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above. The state and local tax consequences of the Reverse Split may vary significantly as to each stockholder, depending on the state in which he or she resides.
Certain Risk Factors Associated With The Reverse Split
There can be no assurance that the total market capitalization of our common stock (i.e., the aggregate value of all our issued and outstanding common stock at the time of computation) after a Reverse Split will be equal to or greater than the total market capitalization before the Reverse Split or that the per share market price of our common stock following the Reverse Split will increase to reflect the Reverse Split, or at all.
There can be no assurance that the per share market price of our common stock after a Reverse Split will increase in proportion to the reduction in the number shares of our common stock outstanding before a Reverse Split. For example, based on the market price of our Common Stock on April _____, 2008 of $ _____ per share, if the board decided to implement the Reverse Split at a Reverse Split ratio of one-for-ten, there can be no assurance that the post-split market price of our Common Stock would increase to $____per share or greater. If the per share market price of our common stock after the Reverse Merger does not increase in proportion to the reduction in the number of shares of common stock outstanding based upon the Reverse Split ratio selected by the board, then the total market value of the our common stock after the Reverse Split will be lower than the total market value of our common stock before the Reverse Split and stockholders would have suffered a decline in value of their common stock.
If the Reverse Split is effected, the resulting per share price of our common stock may not attract institutional investors or investment funds and may not satisfy the investing guidelines of such investors and, consequently, the trading liquidity of our common stock may not improve.
While our board believes that a higher stock price may help generate investor interest, there can be no assurance that the Reverse Split will result in a per share price that will attract institutional investors or investment funds or that our per share price after the Reverse Split will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our common stock may not necessarily improve.

If the Reverse Split is effected, there is no assurance that we will comply with the continued listing requirements of the Nasdaq Capital Market, which may result in our common stock being delisted from such Markets.
Our board believes that it is in our best interest and in the best interests of our stockholders to approve the proposal relating to the Reverse Split at this time in order to give the board the flexibility to implement a Reverse Split intended to increase the minimum bid price of our common stock to satisfy a continued listing requirement of Nasdaq. However, even if the minimum bid price or our common stock immediately after the Reverse Split increases in direct relation to the Reverse Split ratio selected by the board. there are no assurances that after the passage of time that the minimum bid price of our common stock will maintain its Reverse Split adjusted price. Consequently, our stock price could decline below the required $1.00 minimum closing bid price and we would not be in compliance with the applicable Nasdaq Capital Market requirements. Additionally, there are no assurances that we will continue to meet the other continued listing requirements of the Nasdaq Capital Market after giving effect to the Reverse Split.
Interests Of Directors And Executive Officers In Proposal 3
Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in Proposal No. 3 except to the extent of their ownership of shares of our common stock.
PROPOSAL 4—AMENDMENT TO OUR 2005 STOCK INCENTIVE PLAN
General
Our board of directors has adopted, and is recommending to our stockholders for their approval, a proposal to amend our 2005 Stock Incentive Plan (the “2005 Plan”), as follows:
(i)	to increase by 7,353,883 shares, the total number of shares of common stock available for the grant of future stock awards under the 2005 Plan; and

(ii)	to provide that future stock awards under the 2005 Plan that reduce the number of shares available for the grant of stock awards under the 2005 Plan, including restricted stock awards, would reduce share availability on a one-to one basis in replacement of a current requirement that reduces share availability on a 1-to-1.5 basis.
Each of these two proposed changes has the effect of increasing the total number of shares available under the 2005 Plan for the grant of new stock awards These two changes to our 2005 Plan are submitted to our stockholders for approval as a single amendment to the 2005 Plan and is sometimes referred to in the discussion below as the “proposed amendment.”
Our board of directors believes that the proposed amendment to the 2005 Plan is in the best interests of Syntroleum and its stockholders. At present, we have only 1,889,673 shares available for the grant of new stock awards under the 2005 Plan, an amount which our compensation committee and our board believes is inadequate in light of our near term needs to attract and retain qualified employee at this important phase in our company’s development. In addition, approximately 0% of our outstanding stock options are exercisable at prices ranging from $1.49 to $19.88 compared to the closing price of $0.64 of our common stock on March 31, 2007. We believe that these “under water” stock options are providing few, if any, of the incentives to our employees that were intended upon their initial grant. We believe that the proposed increase will enable us to attract and retain skilled, loyal and motivated employees and to align the interest of our officers, directors and key employees with the interests of stockholders. We believe that attracting and retaining employees of this type is important if we are to achieve the essential company goals we have set for Syntroleum and if we are to successfully compete with other companies for the services of these valuable employees. Our board believes that the proposed amendment will reserve an adequate number of shares for future awards in light of our future plans and needs.

Background
The 2005 Plan was approved by our stockholders at the 2005 annual meeting held on April 25, 2005. As approved, the 2005 Plan made available a total of 10,911,514 shares of our common stock for issuance upon the exercise of stock based awards subject to the 2005 Plan, consisting of:
(i)	6,600,000 shares of common stock issuable upon the exercise of new awards granted under the 2005 Plan after April 25, 2005; and

(ii)	4,311,514 shares of common stock issuable upon the exercise of awards granted prior to April 25, 2005 under three equity incentive plans adopted by Syntroleum and its predecessor by merger, SLH Corporation, in 1993 and 1997 (the “Prior Plans”);
In connection with the adoption of the 2005 Plan, the board of directors determined that no new awards would be granted under the Prior Plans. Effective July 6, 2005, we registered the securities issuable under the 2005 Plan with the SEC. Effective as of January 1, 2005, the 2005 Plan was amended by our board of directors without the requirement for stockholder approval primarily to incorporate into the 2005 Plan mandatory provisions required by Section 409A of the Internal Revenue Code of 1986, as amended.
Without giving effect to the proposed amendment, as of December 31, 2007, we had total of 1,889,673 shares remaining for the grant of new stock awards. Assuming the proposed amendment is approved by the stockholders at the annual meeting, the total number of shares of common stock available for the grant of new stock awards will increase by 7,353,883 shares, or approximately 12% of our total number of shares of common stock outstanding at December 31, 2007, and, together with the 1,889,673 currently available for the grant of new awards, would give us a total of 9,243,556 shares of common stock available for the grant of new awards under the 2005 Plan..
If Proposal 4 is adopted, the plan amendment will go into effect promptly after the 2008 annual meeting and, therefore, the increase in shares available under the 2005 Plan will be subject to the effects of the Reverse Split, assuming that Proposal 3 is adopted at the annual meeting and that our board determines to implement the Reverse Split. Accordingly, the increase in the number of shares available for the grant of new stock awards under the 2005 Plan increase will vary depending upon whether the Reverse Split is implemented and the split ratio selected by the board. However, on a proportionate basis, the number of shares available for the grant of future awards under the 2005 Plan in relation to the total number of shares of common stock outstanding will remain the same, regardless of whether the Reverse Split is implemented and at what ratio.
A summary of the principal terms of the 2005 Plan, both before and after giving effect to the proposed amendment, is included as Exhibit C to this proxy statement. A copy of the Amended and Restated 2005 Plan giving effect to the proposed amendment is included as Exhibit D to this proxy statement. A summary of the Federal income tax aspects of the 2005 Plan, after giving effect to the proposed amendment, to us and to recipients of awards under the 2005 Plan is included as Exhibit E to this proxy statement.
See “Proposal 1 — Election of Directors — Director Compensation” for information regarding stock awards granted to our non-employee directors during 2007, and “Executive Compensation” for information regarding stock awards granted to certain executive officers under the 2005 Plan during 2007.

Future Awards
If Proposal 4 is adopted, we plan to grant awards out of the increase in the number of shares available under the 2005 Plan to our chief executive officer and our chief financial officer, our non-employee directors and our employees. Of the total increase in the number of shares requested under Proposal 4, we plan to grant 14% of these awards to our chief executive and our chief financial officer. The shares remaining from the increase will be granted to employees to further align our employee’s compensation with shareholder value. All of these anticipated awards will be performance based awards of restricted stock and will only vest upon the achievement of certain milestones associated with the completion of a commercial plant. The following table sets forth the expected grants of restricted stock to be awarded to our two principal executive officers.

Name and Position	Stock Awards ($) *	Number of Securities

Edward G. Roth	$480,000	750,000

Karen L. Gallagher	$158,400	247,500

Employees	$3,748,085	5,856,383

*	The value realized in is equal to the number of vesting shares multiplied by the closing stock price on March 31, 2008.
The restricted stock awards will vest as follows:
•	upon the date of closing of the financing for the construction of the Plant; and

•	upon the date of the groundbreaking of the above Plant’s construction; and

•	upon the date of completion start-up operations and commencement of the Plant’s commercial operations;

•	upon the successful completion of performance tests related to commercial operations of the Plant.
These performance based awards assist us in being capable of retaining employees integral to the success of the project. Under the current stock based incentive plan, all employee options are underwater and no longer create attainable incentives to employees. Effectively we no longer have the ability to create incentives through equity interests to our named executive officers, directors, or employees. Our ability to implement our business strategy may be constrained and the timing of implementation may be impacted if we are unable to attract and retain sufficient personnel. These new awards will encourage participation in the project, facilitate teamwork and align employee’s goals with the Company’s goals and shareholders goals by providing appropriate attraction and retention incentives.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL 4 TO AMEND THE 2005 PLAN AS DESCRIBED IN THIS PROXY STATEMENT.

COMPENSATION DISCUSSION AND ANALYSIS
Executive Compensation Philosophy and Objectives
The objective of Syntroleum’s executive compensation policy is to attract, retain and motivate highly qualified individuals and to align their interests with our shareholders. We do this by offering competitive, interrelated compensation components that are designed to reward them for results that have been identified as important factors in enhancing shareholder value.
Role of the Compensation Committee, Management and Advisors
Semler-Brossy Consulting Group, LLC. (“Semler-Brossy”) has been utilized to benchmark executive compensation including base pay and any incentive and long-term incentive compensation in 2005 and 2006. Semler-Brossy was not utilized in 2007. Semler-Brossy was utilized in 2008 to benchmark long-term equity based compensation for named executive officers, directors, and employees.
The nominating and compensation committee determines cash bonuses and stock option and restricted stock awards and changes in remuneration to our executive officers. Bonuses and grants of stock options and restricted stock are individually determined and administered by the nominating and compensation committee. The Chief Executive Officer works with the nominating and compensation committee in the design of the plans and makes recommendations to the committee regarding the salaries and bonuses of executive officers that report directly to him as well as the salaries and bonuses and the award of options and restricted stock to other employees.
Our executive compensation guidelines, as established by the nominating and compensation committee, are designed to pay a base salary generally measured at the 50th percentile of base salaries paid by other peer group companies, as adjusted to take into account differences in revenue size and for individual performance. These peer group companies have similar low current sales with high market to sales ratios. This is an indicator that the peer group is in a similar stage pre-commercialization in their business life cycle. As part of this process, the nominating and compensation committee recommends the Chief Executive Officer’s incentive compensation award to the Board for approval and reviews and approves the awards recommended by the Chief Executive Officer with respect to the other executive officers. Such awards reward participants for achieving established personal goals and performance. These awards can take the form of cash, Syntroleum Corporation restricted stock or options with time or performance vesting schedules. In 2007, these awards took the form of cash. Additionally certain company based performance objectives have been outlined and vesting of certain restricted stock awards occur based on the occurrence of these Company events. Additionally, it is the practice of the nominating and compensation committee to recognize extraordinary achievements through special periodic cash or stock-based awards. All cash or equity grants to named executive officers are approved by the nominating and compensation committee.
Typically, increases in compensation are only granted once a year. However, significant changes in job responsibility, notable changes in the job market or exceptional performance could trigger an off-cycle increase in base pay or SCP target or a long-term incentive compensation grant. Normally, previous compensation actions do not influence current year’s awards or grants except in the case of awards intended to cover multi-year periods.
The nominating and compensation committee engaged Semler-Brossy to conduct a study of executive compensation in 2006 and to compare a group of peer companies to Syntroleum in terms of the following:
•	Compensation program structure and vehicles

•	Cash compensation levels for key executives

•	Long-term incentive program design and grant levels

•	Financial and shareholder return performance

•	Ownership levels among key executives

This information was then used to develop the key elements of our compensation program based on similar compensation elements in our peer group review. This study identified target percentages for base pay, incentive compensation and long-term incentive compensation. These targets were then incorporated into the Syntroleum Compensation Plan. The peer group companies reviewed during this study were Canargo Energy Corp, FX Energy Inc., Gasco Energy, KFX Inc., Ivanhoe Energy Inc., Markwest Energy Partners LP, McMoran Exploration Co, Petrohawk Energy Corp and Rentech Inc. The Company did not engage Semler-Brossy to compare peer companies to Syntroleum in 2007.
The compensation committee will continue to review the peer group of companies and periodically update it so that it remains in the committee’s view representative of our most direct competitors for talent and most representative of our stage of the business life cycle.
Elements of Compensation Plan
During 2007, we modified our compensation plan for key executives to include new long-term milestone based incentives. We believe that by making milestone based incentives the basis for incentive awards provides the board with a means to emphasize and monitor management’s progress towards our key strategic goals. Based on the nominating and compensation committee’s reviews of executive compensation, it was determined that the plan would be primarily comprised of base pay, incentive compensation and long-term incentive compensation. Base pay would be comprised of an executive’s salary, while incentive compensation consists of cash bonuses or immediately vested stock awards and would reward the executive for performance during the year as measured against individual performance. Long-term incentive compensation was meant to act as rewards for multi-year achievements with awards given in stock options and restricted stock with vesting at based on the occurrence of Company milestones. Long-term incentive compensation will take the form of stock and be performance based. By providing these three pieces of compensation it was felt that incentives would be in place to achieve strategic short-term milestones, while the long-term incentive compensation would be used to reinforce the sense of shared purpose, overall shareholder returns and focus executives on key longer term strategic and financial milestones. From time to time, individual or corporate achievements or market pressures may merit additional discretionary grants being given throughout the year. It is not our practice to time these grants prior to the release of material information but rather to provide these grants during the normal course of business. These would be granted at the nominating and compensation committees’ discretion. During 2006, a one-time retention compensation plan was put in place to compete against the market pressures to retain top talent.
The allocation among these compensation elements depends on performance objectives and market pressures. Generally more emphasis is placed on incentive compensation that base salary. Grants of incentive and long-term incentive compensation were generally at least 50% of the named executive compensation package. During 2007 the decision was made to award long-term incentive performance-based compensation in the form of restricted stock awards with vesting based upon certain milestone achievements by the Company to align executive’s goals with the Companys’ and Shareholders’ goals.
Base Pay
Base salary is generally measured at the 50th percentile of base salaries paid by other peer group companies, as adjusted to take into account differences in revenue size and for individual performance. Base pay is designed to be competitive with salary levels for comparable executive positions at other peer group companies engaged in the development of new technologies. The nominating and compensation committee reviews such comparable salary information as one factor to be considered in determining the base pay for our executive officers. The nominating and compensation committee also considers other factors, including that officer‘s responsibilities, experience, leadership, potential future contribution and demonstrated individual performance measured against strategic business objectives. The nominating and compensation committee also considers internal pay equity among the executive officers and employees generally. The types and relative importance of the strategic business objectives and financial objectives vary among our executives depending on their positions and the particular operations and functions for which they are responsible. Our philosophy and practice is to place a significant emphasis on the incentive and long-term incentive compensation. The compensation committee reviews base salaries annually. These salaries are reviewed at the first board meeting of each year and were not increased in 2008. The last increase for theses salaries occurred in February of 2007 based on market indications of higher salary ranges for these positions and competitive pressures to maintain equitable compensation structures to those of our peer group. Annual base salaries for Edward G. Roth and Karen L. Gallagher are currently $260,000 and $175,000, respectively.

Incentive Compensation
Incentive compensation takes the form of annual cash or equity bonuses paid at specific targets ranging from 15% to 100% of salary for key executives based on our compensation plan structure. These payouts are based on the nominating and compensation committee’s review of individual performance and how each executive performed along with that performance. Annual bonuses are paid to our executive officers pursuant to our Syntroleum Incentive Compensation Plan, which provides for equity-based or cash bonuses based on achievement over the course of the year of performance objectives. The amount each executive officer receives is determined by the nominating and compensation committee and the board of directors and depends on the individual‘s performance and level of responsibility, as well as our financial position. Typically executive officers may receive cash or equity bonuses of up to 50% of their annual salary depending on the achievement of individual and company goals during the year. It is at the discretion of the nominating and compensation committee to determine if these awards will be provided in cash or equity. Competitive market factors for employee retention are taken into account as well as corporate performance when making these determinations. Successful achievement of all goals and objectives is not required for bonuses to be paid out. However, the amount of bonus paid is significantly impacted by lack of goal achievement. A minimum bonus threshold is included in Edward G. Roth’s employment agreement requiring bonuses of at least 50% of annual salary each year. Increases to this amount are based on the factors described above.
At the end of 2007 individual performance ratings were determined for executives and bonuses were calculated based on these individual ratings. These bonuses were paid in cash at the end of 2007. We will continue to evaluate performance at the end of the fiscal year and pay bonuses in the fourth quarter of each fiscal year.
Based on the nomination and compensation committee’s determination that individual performance was in line with expectations, cash bonuses were paid on December 14, 2007 to Edward G. Roth, Karen L. Gallagher, Richard L. Edmonson and Jeff Bigger in the amounts of $130,000, $43,750, $33,000 and $51,500, respectively (with Ms. Gallagher’s bonus pro rated from the date of her employment). These bonuses were 50%, 25%, 15% and 24% of 2007 annual salaries, respectively. Given the committee’s view of their contributions to key roles in the company the decision was made to make these payments in cash.
Long-Term Incentive Compensation
Long-term incentive compensation is tied directly to Company milestones that if achieved, are expected to increase stockholder return. Long-term incentive compensation consists of stock options and restricted stock, which generally vest in equal annual increments for up to five years following the date of the grant or based on specified performance measures such as company milestones, market performance and financial achievements. Vesting can be accelerated if deemed appropriate by the nominating and compensation committee. The exercise price of stock options is generally equal to the fair market value of the common stock on the date of grant. Accordingly, executives receiving stock options and restricted stock are rewarded only if the market price of the common stock appreciates. Stock options and restricted stock are thus designed to align the interests of our executive officers and other employees with those of our stockholders by encouraging executives to enhance our value and, hence, the price of the common stock and stockholder return. In determining whether to grant stock options or restricted stock to executive officers, the nominating and compensation committee considers a variety of factors, including that executive‘s current ownership stake in our company, the degree to which increasing that ownership stake would provide the executive with additional incentives for future performance, the likelihood that the grant of those options or restricted stock would encourage the executive to remain with our company, prior option grants (including the size of previous grants and the number of options and shares of restricted stock held), peer group analysis of similar positions and the value of the executive‘s service to our company. Historical grants of long-term incentive compensation have been in line with peer group analysis. The compensation committee also considers these factors when determining whether to grant stock options or restricted stock to other employees. Stock option grants were previously granted annually with time vesting. Performance based grants are given out less frequently and timed to changes in our long-term performance measures.

Performance Based Long-Term Incentive Compensation
The committee determined 2007 and 2008 long-term incentive compensation should be based on specific milestone objectives for vesting of awards, to align executive goals with those of shareholders. In 2007, the board approved a grant of restricted stock to Mr. Holmes of 200,000 shares of common stock, that vest in two increments of 100,000 each upon execution of definitive agreements with two specified companies approved by the Board of Directors, and (ii) the board also approved in 2007 a grant to Mr. Agee of 150,000 shares of restricted stock that vests upon completion of documentation relating to Syntroleum’s technology. Lastly, the board made restricted stock grants in 2007 to Mr. Roth, Mr. Jenkins, Ms. Gallagher Mr. Bigger and Mr. Edmonson of 500,000, 200,000, 65,000, 200,000 and 100,000 shares, respectively, to vest as follows:
•	upon the date of execution of definitive agreements for the provision of feedstock to and creation of a venture to construct and operate a plant of capacity to produce at least 3000 barrels per day of sales product (the “Plant”); and
•	upon the date of closing of the financing for the construction of the Plant; and
•	upon the date of the groundbreaking of the above Plant’s construction; and
•	upon the date of completion start-up operations and commencement of the Plant’s commercial operations;
each of these pursuant to the Company’s 2005 Stock Incentive Plan. See “2007 Grants of Plan Based Awards” for further detail by individual of the number of awards to vest upon each milestone achievement.
As set forth elsewhere in this proxy statement under the discussion of Proposal 4, we expect to make grants of performance based restricted stock to our two principal executive officers, our non-employee directors and our other employees in the event Proposal 4 is approved by our stockholders which will enable us to increase the number of shares of common stock available for the grant of stock awards under our 2005 Plan
In 2005, we entered into long-term incentive compensation arrangements with Messrs. Agee, Holmes, Jenkins, Roth and Edmonson. When these awards were initially granted, we were pursuing international oil and gas initiatives and anticipating increased cash flows from the success of these initiatives which were used to establish performance based vesting under the awards. We have subsequently exited these initiatives. While these awards remain outstanding, we believe the probability of these awards vesting within the time frame of the award to be remote. The agreements granted these officers options to purchase 250,000, 1,000,000, 500,000, 250,000 and 100,000, respectively, at an exercise price equal to the market value of our common stock on the date of grant of $10.52 for each such officer except Mr. Edmonson whose exercise price is $10.14 per share. Depending on either the sustained stock price (as defined below) of our common stock or the net present value of future cash flows (as defined below), a percentage of the options will vest as determined in a performance vesting schedule with respect to the period commencing on the date of grant and ending on December 31, 2010 (the “Performance Period”). The term of each option is ten years from the date of grant. To the extent vested, the option grants will become exercisable during the fourth and fifth year of grant. The performance vesting schedule is defined below.

Performance Vesting Schedule

	Net Present Value of Future Cash Flows
	Less than	$1,375 million	$1,650 million	$1,925 million	$2,200
	$1,375	but less than	but less than	but less than	million or
Sustained Stock Price	million	$1,650 million	$1,925 million	$2,200 million	more
$40 or more	100%	100%	100%	100%	100%
$35 but less than $40	75%	75%	75%	75%	100%
$30 but less than $35	50%	50%	50%	75%	100%
$25 but less than $30	25%	25%	50%	75%	100%
Less than $25	0%	25%	50%	75%	100%
“Sustained stock price” means the average fair market value of a share of our common stock during any six-month period commencing on or after the first day of the Performance Period and ending on or before the last day of the Performance Period. “Net present value of future cash flows” means the net present value of estimated future cash flows from executed agreements (such as a contract to supply natural gas), proven reserves or any other source of future cash flows with analogous certainty to the aforementioned sources as estimated by an independent auditor designated by our Board of Directors. For this purpose, an annual discount rate of 10% is used to calculate net present value.
Retention Based Long-Term Incentive Compensation
During 2006, we developed and adopted a retention incentive plan designed to retain key employees in the changing and highly competitive energy marketplace. This marketplace has been, and continues to be, extremely competitive in terms of retaining technical, engineering and executive management personnel. The Company views its human resources as vital to its long-term success and key to creating shareholder value. Pursuant to this plan, in December, 2006 the nominating and compensation committee made retention grants to Messrs. Jenkins, Roth, Edmonson and Stinebaugh. As a result of the grants made in 2006, the nominating and compensation committee determined that no additional retention grants were required in 2007.
Benefits
Benefits are part of the overall competitive compensation program designed to attract and retain employees including executive officers. The named executive officers participate in the same benefit programs as our general employee population.
Severance and Retirement
We have severance agreements with all of our named executive officers who remained employed by us following the 2007 restructure of our domestic work force as described below. We had severance agreements with those named executive officers who terminated their employment with us during 2007 pursuant to which we made payments as described below. Our severance agreements provide for the payment of salary for periods after the date of termination of employment that vary depending primarily upon the position held by the employee and the event giving rise to the termination of employment. The payment of severance is intended to provide financial security to the executive at competitive levels to attract and retain executive officers.
In line with competitive practices, severance payments are increased should the executive be terminated without cause under a reduction in force or if there is a change in control of our company and, during the one-year period immediately following the change of control, we terminate the employee‘s employment for any reason other than the employee‘s death, disability, retirement or just cause or the employee terminates his employment for good reason, or during the 60-day period immediately following the lapse of one year after any change of control, we or the employee terminate the employee‘s employment for any reason, then, in lieu of any further payments for periods subsequent to the date of termination, we or our successor will pay the employee an amount equal to two times the employee‘s full base salary in effect on the date of termination payable in a lump sum on the date of termination or in equal monthly installments for a period of 24 months, as set forth in the applicable agreement.

During 2007, we discontinued our international oil and gas operations and restructured our domestic work force, which resulted in the retirement or other termination of employment of several of our executives. Pursuant to preexisting severance agreements with these executives, we made severance payments during 2007 consisting, in each case, of two years of base salary. We made employer matching contributions to the 401(k) plan account of those executives who met the requirements for matching and paid the cash amount of accrued but unused vacation for those executives who qualified. We also entered into consulting agreements with those executives whose availability for consultation was deemed desirable that commenced upon the effective date of their termination of employment and ended in December 2007. The sum of all severance and other related payments during 2007 to these executives were as follows: Mr. Jenkins — $468,513; Mr. Bigger — $398,416, Mr. Holmes — $576,202, Mr. Agee - $526,851 and Mr. Edmonson — $422,548. Mr. Bigger rejoined the Company in June, 2007, in a non-executive capacity and is therefore not eligible for a severance or retirement package.
During 2007 we entered into a severance agreement with Karen L. Gallagher that provides for severance payments in an amount equal to three months of her annual base salary.
Stock Ownership Guidelines
Syntroleum does not have specific equity or other security ownership requirements or guidelines. However, management is encouraged to take an ownership stake in the company and is specifically compensated with a trend towards equity compensation for both cash conservancy and long-term growth opportunities. Margin accounts of Syntroleum stock held by executive officers and trading in derivatives of Syntroleum Stock by executive officers are discouraged but not specifically disallowed by corporate policy. Under our Code of Ethics and Conduct all insiders are bound by the rules of insider trading and speculation in Syntroleum stock is discouraged.
Compliance with Internal Revenue Code Section 162(m)
Section 162(m) of the Internal Revenue Code generally disallows a deduction to public companies to the extent of excess annual compensation over one million dollars paid to the chief executive officer or to any of the four other most highly compensated executive officers, except for qualified performance-based compensation. While the board considers all compensation paid to the Chief Executive Officer and the named executive officers to be performance-based, it does not all meet the definition of “performance based” compensation in Section 162(m). The compensation committee strongly believes that retaining discretion in determining awards within the parameters of the performance goals is essential for long-term success. In the past, the effect of the amounts paid in excess of the deductibility amount has been immaterial to our tax return. We plan to review executive compensation as appropriate and take action as may be necessary to preserve the deductibility of compensation payments to the extent reasonably practical and consistent with our compensation objectives.

EXECUTIVE COMPENSATION
The following Summary Compensation Table provides information regarding the compensation awarded to or earned during the year ended December 31, 2007 by the persons named in the table, who we refer to in this proxy statement as, our “named executive officers”. The tables following the Summary Compensation Table provide additional detail with respect to grants of plan-based awards, the value of outstanding equity awards as of December 31, 2007, the value of options exercised and stock awards that vested during 2007 and estimates of changes in post-employment benefits.
During 2007, we discontinued our international oil and gas operations and restructured our domestic work force that resulted in the retirement or resignation, and the payment of severance, to several officers and employees, including some of the named executive officers. Accordingly, amounts shown in the Summary Compensation Table often reflect substantial severance payments. In addition, option awards and restricted stock awards reflected in some of the other tables that follow are valued in the tables based upon the value of our common stock on the date of grant or on the basis of the values expensed by us as calculated pursuant to applicable accounting rules which also place emphasis upon the value of our common stock on the date of grant. However, the market price of our common stock has fallen substantially since the date of grant of those awards. If current stock prices were used throughout the term of a stock option award, the awards would have no value to the named executive officer and restricted stock awards would be of substantially less value than indicated in the tables.
Summary Compensation Table

							Change in
							Pension Value
						Non-	&
						Equity	Nonqualified
						Incentive	Deferred
				Stock	Option	Plan	Compensation	All Other
Name and Principal		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Position	Year	($)	($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)(1)	(f)(1)	(g)(2)	(h)	(i)(9)	(j)
John B. Holmes Jr.; Chief Executive Officer(3)	2007	300,000	—	296,000	406,953	—	—	576,202	1,579,155
	2006	255,000	—	18,421	1,063,615	175,000	—	—	1,512,036
Edward G. Roth; President and Chief Executive Officer(3)	2007	260,000	—	459,128	1,463,234	130,000	—	10,250	2,322,612
	2006	220,000	—	21,973	1,151,109	100,000	—	—	1,493,082
Greg G. Jenkins; Executive Vice President Business Development and Chief Financial Officer(4)	2007	260,000	—	441,128	(223,334)	—	—	469,513	947,307
	2006	220,000	—	16,371	1,448,897	100,000	—	—	1,785,268

							Change in
							Pension Value
						Non-	&
						Equity	Nonqualified
						Incentive	Deferred
				Stock	Option	Plan	Compensation	All Other
Name and Principal		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Position	Year	($)	($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)(1)	(f)(1)	(g)(2)	(h)	(i)(9)	(j)
Karen L. Gallagher; Senior Vice President Finance and Principal Financial Officer(5)	2007	94,231	—	38,100	—	43,750	—	6,563	182,644
	2006	—	—	—	—	—	—	—	—
Richard L. Edmonson; Senior Vice President, General Counsel and Corporate Secretary(6)	2007	220,000	—	95,744	20,905	—	33,000	432,798	802,447
	2006	200,000	—	52,271	200,028	—	—	—	452,299
Ken L. Agee: Chairman of the Board and Chief Research Officer(7)	2007	250,000		—	225,343	—	—	528,276	1,017,969
	2006	255,000	—	6,140	304,323	75,000	—	—	640,463
Jeffrey Bigger; Senior Vice President, Business Development(8)	2007	133,766	—	67,200	45,916	51,500	—	708,120	1,017,969
	2006	185,000	—	119,749	31,911	—	—	—	336,660

(1)	The amounts in columns (e) and (f) reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2007, in accordance with FAS 123(R) without consideration of forfeiture relative to the executive’s continued employment, and thus may include amounts from awards granted in and prior to 2006 and 2007. Assumptions used in the calculation of these amounts are included in footnote 10 to the Company’s audited financial statements for the fiscal year ended December 31, 2007, included in the Company’s Annual Report on Form 10-K filed with the SEC on March 17, 2008. Certain performance based option awards were modified for Mr. Greg Jenkins and Mr. Jeff Bigger due to an extension of the term of the award. The award was revalued at the time of modification at a lower value because of performance factors, volatility and remaining term of the option. Vesting of these performance and market based awards is considered remote.

(2)	The amounts in column (g) reflect the cash awards to the named executive officers under the Syntroleum Compensation Plan, which is discussed in further detail under “Compensation Discussion and Analysis-Incentive Compensation”.

(3)	On November 19, 2007 Mr. Edward G. Roth was appointed President and Chief Executive Officer. Mr. Roth was previously President and Chief Operating Officer. Mr. Holmes resigned as Chief Executive Officer on November 19, 2007.

(4)	On May 1, 2007 Mr. Greg Jenkins resigned as Executive Vice President of Finance and Business Development and Chief Financial Officer. Mr. Jenkins remained an employee of the Company until January 3, 2008.

(5)	On June 11, 2007 Ms. Karen L. Gallagher was appointed Senior Vice President and Principal Financial Officer of the Company. Ms. Gallagher was not previously employed by the Company before June 11, 2007.

(6)	On December 31, 207 Mr. Richard Edmonson resigned as Senior Vice President, General Counsel and Corporate Secretary.

(7)	On November 19, 2007 Mr. Kenneth L. Agee retired from the Company and resigned his positions as Chairman of the Board and Chief Research Officer.

(8)	On February 7, 2007 Mr. Jeffrey Bigger retired as Senior Vice President of Business Development. Mr. Bigger continued to provide consulting work to the Company and was rehired in July of 2007. Mr. Bigger is no longer an officer of the Company.

(9)	Amounts shown in column (i) include: (a) for each of Messrs. Roth, Edmonson and Bigger, an amount equal to $10,250 for a Company match of 401(k) contributions paid in the form of Company stock; (b) for Ms. Gallagher, the amount shown represents a Company match of 401(k) contributions paid in the form of Company stock; (c) for Mr. Agee, an amount equal to $27,477 for the payment in cash of his accrued and unused vacation on the date of termination; and (d) for Mr. Bigger, an amount equal to $299,454 in consulting fees for consulting work performed for the Company while not employed by the Company. All other amounts for Messrs Holmes, Jenkins, Edmonson, Agee and Bigger represent severance equal to two years base salary.
We have entered into employment agreements with each of our executive officers. These agreements provide for annual base salaries that we may increase from time to time. In addition, each employment agreement entitles the employee to participate in employee benefit plans that we may offer to our employees from time to time.

Each agreement provides for an initial term of 12 months and is automatically renewed for successive terms of 12 months unless sooner terminated. Under each agreement, employment may be terminated as follows: by us upon the employee‘s death, disability or retirement; by us upon the dissolution and liquidation of our company (unless our business is thereafter continued); by us for just cause; by the mutual agreement of the employee and us; and by either us or the employee upon 60 days’ written notice.
For a description of our severance and change of control arrangements with the named executive officers see “Compensation Discussion and Analysis- Post Employment Benefits”.
Pursuant to each agreement, the employee is prohibited from disclosing to third parties, directly or indirectly, our trade secrets, either during or after the employee‘s employment with our company, other than as required in the performance of the employee‘s duties. The agreement also provides that the employee will not have or claim any right, title or interest in any trademark, service mark or trade name that we own or use. The employee also agrees to irrevocably assign to us all of the employee‘s right, title and interest in and to any and all inventions and works of authorship made, generated or conceived by the employee during his or her period of employment with us and which related to our business or which were not developed on the employee‘s own time. Each employee further agrees that during the period of employment with us and for a period of two years following the termination of employment, the employee will not engage in certain activities related to our business.
2007 Grants of Plan-Based Awards
The following tables provide information regarding the individual grants of plan-based awards during the last completed fiscal year to the named executive officers.

								All	All Other
								Other	Option
								Stock	Awards:
								Awards:	Number
		Estimated Future Payouts			Estimated Future Payouts			Number	of	Exercise
		Under Non-Equity			Under Equity Incentive Plan			of	Securities	or Base	Grant Date
		Incentive Plan Awards			Awards			Shares	Under-	Price of	Fair Value
		Thresh-			Thresh-			of Stock	lying	Option	of Stock
	Grant	old	Target	Maximum	old	Target	Maximum	or Units	Options	Awards	and Option
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/Sh)	Awards
(a)	(b)	(c)	(d)(2)	(e)	(f)	(g)(4)	(h)	(i)	(j)	(k)	(l)(1)
Jack B. Holmes, Jr. Chief Executive Officer	3/16/07					200,000		—		0.00	592,000

Greg G. Jenkins; Executive Vice President Business Development and Chief Financial Officer	4/30/07	—	—	—	—	200,000		—	—	0.00	626,000

Edward G. Roth;	12/14/07		130,000
President and Chief Operating Officer(3)	4/24/07					500,000		—	—	0.00	1,655,000

Karen L. Gallagher:	12/14/07		43,750
Senior Vice President of Finance and Principal Financial Officer	8/15/07					165,000				0.00	419,100

Kenneth Agee:	11/16/07	—	—	—	—	150,000	—	—	—	0.00	223,500
Chairman and Chief Research Officer

Jeffrey Bigger;	10/15/07		—	—	—	200,000	—	—	—	0.00	336,000
Senior Vice President of Business Development	2/06/07		—			11,935		—		0.00	36,999

								All	All Other
								Other	Option
								Stock	Awards:
								Awards:	Number
		Estimated Future Payouts			Estimated Future Payouts			Number	of	Exercise
		Under Non-Equity			Under Equity Incentive Plan			of	Securities	or Base	Grant Date
		Incentive Plan Awards			Awards			Shares	Under-	Price of	Fair Value
		Thresh-			Thresh-			of Stock	lying	Option	of Stock
	Grant	old	Target	Maximum	old	Target	Maximum	or Units	Options	Awards	and Option
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/Sh)	Awards
(a)	(b)	(c)	(d)(2)	(e)	(f)	(g)(4)	(h)	(i)	(j)	(k)	(l)(1)
Richard L.	12/20/07					100,000		—	—	—	96,000
Edmonson; Senior Vice President, General Counsel and Corporate Secretary	2/06/07					16,129		—		—	50,000

(1)	The amounts in column (l) reflect the fair value on the date of grant for options and stock issued during 2006 that fall within the scope of FAS 123(R). Assumptions used in the calculation of these amounts are included in footnote 10 to the Company’s audited financial statements for the fiscal year ended December 31, 2007, included in the Company’s Annual Report on Form 10-K filed with the SEC on March 17, 2008.

(2)	The amounts in column (d) reflect the cash awards to the named executive officers under the Syntroleum Compensation Plan, which is discussed in further detail under “Compensation Discussion and Analysis-Incentive Compensation”.

(3)	On March 16, 2007 Mr. Edward G. Roth was appointed President and Chief Operating Officer, Mr. Roth was previously Executive Vice President and Chief Technology Officer, Mr. Holmes retired as our Chief Executive Officer in November 2007.

(4)	The options and shares disclosed in column (g) have vesting dates as follows:

John B. Holmes Jr.- 100,000 shares of Restricted Stock vested upon the execution of the joint venture agreement with Tyson Foods, Inc. and 100,000 will vest upon the execution of another definitive agreement with a specified company approved by the Board of Directors. The remaining 100,000 unvested shares expired on December 31, 2007.

Greg G. Jenkins- 100,000 shares of Restricted Stock vested upon the execution of the joint venture agreement with Tyson Foods, Inc to construct a Bio-Synfining plant and 100,000 will vest upon the Company obtaining financing for the plant.

Edward G. Roth- 100,000 shares of Restricted Stock vested upon the execution of the joint venture agreement with Tyson Foods, Inc, to construct and operate a Bio-Synfining plant, 100,000 will vest upon the Company obtaining financing for plant, 100,000 will vest upon the date of groundbreaking of the plant’s construction, and 200,000 shall vest upon completion of start-up operations and commencement of commercial operations.

Karen L. Gallagher — 15,000 shares of Restricted Stock vested upon the execution of the joint venture agreement with Tyson Foods, Inc to construct a Bio-Synfining plant and 50,000 will vest upon the Company obtaining financing for plant, 50,000 will vest upon the date of groundbreaking of the plant’s construction, and 50,000 shall vest upon completion of start-up operations and commencement of commercial operations.

Kenneth L. Agee- 150,000 shares of Restricted Stock vest upon completed documentation of Syntroleum Technology.

Jeffrey Bigger — On February 6, 2007 11,935 shares of restricted stock immediately vested; 40,000 shares of restricted stock vested upon the execution of the joint venture agreement with Tyson Foods, Inc to construct a Bio-Synfining plant and the grant date of the awards, 40,000 will vest upon the Company obtaining financing for plant, 40,000 will vest upon the date of groundbreaking of the plant’s construction, and 80,000 shall vest upon completion of start-up operations and commencement of commercial operations.

Richard L. Edmonson- 33,000 shares of restricted stock vested upon the execution of the joint venture agreement with Tyson Foods, Inc to construct a Bio-Synfining plant and the grant date of the awards and 33,000 will vest upon the Company obtaining financing for plant, and 34,000 will vest upon completion of start-up operations and commencement of commercial operations.

2007 Outstanding Equity Awards at Fiscal Year-End
The following tables provide information on the current holdings of stock options and stock awards by the named executive officers which includes unexercised and unvested stock options and unvested restricted stock as of December 31, 2007.

	Option Awards					Stock Awards
									Equity
									Incentive
								Equity	Plan
								Incentive	Awards:
								Plan	Market or
								Awards:	Payout
			Equity					Number of	Value of
			Incentive					Unearned	Unearned
	Number		Plan Awards:			Number	Market	Shares,	Shares,
	of	Number of	Number of			of Shares	Value of	Units or	Units or
	Securities	Securities	Securities			or Units	Shares or	Other	Other
	Underlying	Underlying	Underlying			of Stock	Units of	Rights	Rights
	Unexercised	Unexercised	Unexercised	Option		That	Stock That	That Have	That Have
	Options	Options	Unearned	Exercise	Option	Have Not	Have Not	Not	Not
	(#)	(#)	Options	Price	Expiration	Vested	Vested	Vested	Vested
Name	Exercisable	Unexercisable	(#)	($)	Date	(#)	($)	(#)	($)
(a)	(b)	(c)(2)	(d)(3)	(e)	(f)	(g)(5)	(h)(1)	(i)	(j)
John B. Holmes Jr.;						—	—
Chief Executive Officer(4)	1,000,000	—	—	1.55	10/1/12	—	—	—	—
	75,000	—	—	9.67	1/23/16	—	—	—	—

Greg G. Jenkins;						100,000	88,000
Executive Vice President Business Development and Chief Financial Officer	500,000	—	—	6.88	12/10/14	—	—	—	—
	150,000	—	—	2.89	12/8/16	—	—	—	—
	—	—	500,000	10.52	6/23/15	—	—	—	—
	50,000	—	—	9.67	1/23/16	—	—	—	—

Edward G. Roth;						400,000	352,000
President and Chief Operating Officer(4)	50,000	100,000	—	2.89	12/8/16	—	—	—	—
	100,000	—	—	6.21	4/23/14	—	—	—	—
	50,000	—	—	5.29	8/25/14	—	—	—	—
	66,666	33,334	—	10.10	4/15/15	—	—	—	—
	—	—	250,000	10.52	6/23/15	—	—	—	—
	14,000	21,000	—	9.67	1/23/16	—	—	—	—
	166,667	83,333	—	7.53	4/28/16	—	—	—	—

Karen L. Gallagher:	—	—	—	—	—	150,000	132,000
Senior Vice President of Finance and Principal Financial Officer

Kenneth L. Agee;	—	—	—	—	—	150,000	132,000	—	—
Chairman of the Board and Chief Research Officer	7,000	—	—	9.67	1/19/08	—	—	—	—

	Option Awards					Stock Awards
									Equity
									Incentive
								Equity	Plan
								Incentive	Awards:
								Plan	Market or
								Awards:	Payout
			Equity					Number of	Value of
			Incentive					Unearned	Unearned
	Number		Plan Awards:			Number	Market	Shares,	Shares,
	of	Number of	Number of			of Shares	Value of	Units or	Units or
	Securities	Securities	Securities			or Units	Shares or	Other	Other
	Underlying	Underlying	Underlying			of Stock	Units of	Rights	Rights
	Unexercised	Unexercised	Unexercised	Option		That	Stock That	That Have	That Have
	Options	Options	Unearned	Exercise	Option	Have Not	Have Not	Not	Not
	(#)	(#)	Options	Price	Expiration	Vested	Vested	Vested	Vested
Name	Exercisable	Unexercisable	(#)	($)	Date	(#)	($)	(#)	($)
(a)	(b)	(c)(2)	(d)(3)	(e)	(f)	(g)(5)	(h)(1)	(i)	(j)
Jeffrey Bigger;	—	—	—	—	—	160,000	140,800
Senior Vice President of Business Development	—	—	100,000	10.14	7/27/15
	50,000	—	—	6.68	7/26/14
	50,000	—	—	2.17	3/14/13
	42,500	—	—	1.70	9/18/12
	8,000	—	—	5.30	11/28/11
	50,000	—	—	16.75	10/06/10

Richard L. Edmonson;						67,000	58,960
Senior Vice President, General Counsel and Corporate Secretary	100,000	—	—	2.50	3/31/08	—	—	—	—
	75,000	—	—	2.89	3/31/08	—	—	—	—
	—	—	100,000	10.14	3/31/08	—	—	—	—
	50,000	—	—	6.68	1/31/08	—	—	—	—

(1)	The amounts in column (h) reflect the fair value on December 31, 2007 based on a closing market price of $0.88 per share.

(2)	The options disclosed in column (c) have vesting dates as follows:

John B. Holmes Jr.- January 23, 2007 15,000 options vested; November 19, 2007 45,000 options vested due to accelerated vesting in accordance with the stock option agreement.

Greg G. Jenkins- January 3, 2007 166,666 options vested; January 23, 2007 10,000 options vested; May 1, 2007 all unvested options became vested due to accelerated vesting in accordance with the stock option agreement.

Edward G. Roth- January 23, 2008 7,000 options vested; April 15, 2008 33,333 options will vest; April 28, 2008 83,333 options will vest; July 1, 2008 100,000 options vest; January 23, 2009 7,000 options will vest; and on January 23, 2010 7,000 options will vest.

(3)	The amounts in column (d) reflect performance based options granted during 2005. For detailed information on these grants refer to “Compensation Discussion and Analysis-Long-term Incentive Compensation”.

(4)	On November 19, 2007 Mr. Edward G. Roth was appointed President and Chief Executive Officer, Mr. Roth was previously Chief Operating Officer, Executive Vice President and Chief Technology Officer, Mr. Holmes retired as our Chief Executive Officer on November 19, 2007.

(5)	The shares disclosed in column (g) have vesting dates based on Company achievements of milestones as follows:

John B. Holmes — 100,000 will vest upon the execution a definitive agreement with a specified company approved by the Board of Directors. The remaining 100,000 unvested shares expired on December 31, 2007.

Greg G. Jenkins- 100,000 will vest upon the Company obtaining financing for the Bio-Synfining plant with Tyson Foods, Inc.

Edward G. Roth- 100,000 will vest upon the Company obtaining financing for Bio-Synfining plant with Tyson Foods, Inc, 100,000 will vest upon the date of groundbreaking of the plant’s construction, and 200,000 shall vest upon completion of start-up operations and commencement of commercial operations.

Karen L. Gallagher — 50,000 will vest upon the Company obtaining financing for Bio-Synfining plant, with Tyson Foods, Inc, 50,000 will vest upon the date of groundbreaking of the plant’s construction, and 50,000 shall vest upon completion of start-up operations and commencement of commercial operations.

Jeffrey Bigger — 40,000 will vest upon the Company obtaining financing for Bio-Synfining plant with Tyson Foods, Inc, 40,000 will vest upon the date of groundbreaking of the plant’s construction, and 80,000 shall vest upon completion of start-up operations and commencement of commercial operations.

Richard L. Edmonson- 33,000 will vest upon the Company obtaining financing for Bio-Synfining plant with Tyson Foods, Inc, and 34,000 will vest upon completion of start-up operations and commencement of commercial operations.

2007 Option Exercises & Stock Vested
The following table provides information on the exercise of stock options and the vesting of restricted stock for the named executive officers during 2007.

	Option Awards		Stock Awards
	Number of		Number of
	Shares		Shares
	Acquired	Value Realized	Acquired	Value Realized
	on Exercise	on Exercise	on Vesting	on Vesting
Name	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)(2)
Kenneth L. Agee; Chairman of the Board and Chief Research Officer	—	—	—	—
John B. Holmes Jr.; Chief Executive Officer (1)	—	—	100,000	296,000
Greg G. Jenkins; Executive Vice President Business Development and Chief Financial Officer	—	—	150,000	434,000
Edward G. Roth; President and Chief Operating Officer(1)	—	—	150,000	434,000
Karen L. Gallagher: Senior Vice President of Finance and Principal Financial Officer			15,000	25,800
Jeffrey Bigger; Senior Vice President of Business Development			51,935	104,199
Richard L. Edmonson; Senior Vice President, General Counsel and Corporate Secretary	—	—	74,129	148,040

(1)	On November 19, 2007 Mr. Edward G. Roth was appointed President and Chief Executive Officer, Mr. Roth was previously Chief Operating Officer, Executive Vice President and Chief Technology Officer, Mr. Holmes resigned as our Chief Executive Officer on November 19, 2007.

(2)	The value realized in column (e) is equal to the number of vesting shares multiplied by the closing stock price on the vest date.
Post Employment Benefits and Change of Control Arrangements
Each employment agreement provides for an initial term of 12 months and is automatically renewed for successive terms of 12 months unless sooner terminated. Under each agreement, employment may be terminated as follows: by us upon the employee‘s death, disability or retirement; by us upon the dissolution and liquidation of our company (unless our business is thereafter continued); by us for just cause; by the mutual agreement of the employee and us; and by either us or the employee upon 60 days’ written notice.

If we terminate the employee’s employment for any reason other than as noted in the first three items above, the employee is entitled to receive his monthly salary for a period as designated in the employee’s employment agreement following the date of termination. In addition, if there is a change in control of our company and we terminate the employee‘s employment for any reason other than the employee‘s death, disability, retirement or just cause during the one-year period immediately following the change of control, the employee terminates his employment for good reason, or during the 60-day period immediately following the lapse of one year after any change of control, we or the employee terminate the employee‘s employment for any reason, then, in lieu of any further payments for periods subsequent to the date of termination, we or our successor will pay the employee an amount equal to one or two times, as applicable, the employee‘s full base salary in effect on the date of termination payable in equal monthly installments for a period as designated in the employee’s employment agreement. In 2007 many of our named executive officers were entitled to two years of monthly salary following the date of termination. The severance agreement of Mr. Edward G. Roth provides for the greater of (a) an amount equal to 300% of his annual salary or (b) an amount equal to 150% of his monthly salary for the number of months remaining in the defined ‘Term’. As of December 31, 2007, 39 months remained in Mr. Edward G. Roth’s Term. The severance agreement of Ms. Gallagher provides for severance equal to three months of her full base salary as in effect on the date of her termination of employment.

2007 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL TABLE
Our executives are entitled to receive payments upon termination of their employment as described below. The following table summarizes these payments under different termination of employment scenarios and reflects the estimated value of those payments had the termination occurred effective December 31, 2007.
The plans and agreements under which the payments summarized in the following table would be made are described in “Executive Compensation — Post Employment Benefits and Change of Control Arrangements.”

		Before Change in	After Change in
		Control	Control
		Termination	Termination
		w/o Cause or for	w/o Cause or	Voluntary			Change in
Name	Benefit	Good Reason	for Good Reason(2)	Termination	Death	Disability	Control(2)
Edward G. Roth;	Severance pay	1,267,500	1,267,500	—	—	—	1,267,500
President and Chief	Equity(1)	352,000	352,000	—	352,000	352,000	352,000
Operating Officer(3)

	Total	1,619,500	1,619,500	—	352,000	352,000	1,619,500

Karen L. Gallagher;	Severance pay	43,749	43,749	—	—	—	43,749
Senior Vice	Equity(1)	132,000	132,000	—	132,000	132,000	132,000
President of Finance and Principal Financial Officer

	Total	175,749	175,749	—	132,000	132,000	175,749

Jeffrey Bigger:	Severance pay	—	—	—	—	—	—
Senior Vice	Equity(1)	140,800	140,800	—	140,800	140,800	140,800
President of Business Development

	Total	140,800	140,800	—	140,800	140,800	140,800

(1)	Equity values assume December 31, 2007 stock price of $0.88 and immediate exercise or sale at termination.

(2)	Double-trigger change of control for all listed executives.

(3)	On November 19, 2007 Mr. Edward G. Roth was appointed President and Chief Executive Officer, Mr. Roth was previously Chief Operating Officer, Executive Vice President and Chief Technology Officer, Mr. Holmes resigned as our Chief Executive Officer on November 19, 2007.
Mr. John B. Holmes, Mr. Greg G. Jenkins, Mr. Kenneth L. Agee and Mr. Richard L. Edmonson retired or separated from the Company in 2007 and therefore were not included in the table above as they were no longer officers as of December 31, 2007 or not eligible for additional severance pay. These officers received certain termination packages as a result of the separation from the Company. A description of the amounts paid to each of these officers is listed in the Summary Compensation Table.

Board Compensation Committee Report on Executive Compensation
Our executive compensation programs are designed to attract and retain highly qualified executives and to motivate them to maximize stockholder returns by achieving our short- and long-term corporate goals. The compensation plans are designed to link each executive‘s compensation directly to individual and company performance.
There are three basic components to our compensation system:
•	base pay;

•	incentive compensation; and

•	long-term incentive compensation
We address each of these components within the context of individual and company performance and competitive conditions. In determining competitive compensation levels, we consider data that includes information regarding other companies engaged in the development of new technologies, including energy companies engaged in technology development. Some, but not all of these companies, are engaged in the development of gas-to-liquids technologies. In determining executive compensation, the nominating and compensation committee does not compare our financial and operating performance with that of the companies included in the Nasdaq Stock Market Index or in an index consisting of companies primarily engaged in producing hydrocarbons from oil and gas fields.
The nominating and compensation committee has reviewed and discussed the compensation discussion and analysis with management and has recommended to the board that the CD&A be included in Syntroleum’s Proxy Statement and Notice of Annual Meeting to Stockholders to be held on June 2, 2008.
Determination of executive compensation is an evolving discipline. The nominating and compensation committee monitors trends in this area, as well as changes in law, regulation and accounting practices, that may affect either its compensation practices or its philosophy. Accordingly, the nominating and compensation committee reserves the right to alter its approach in response to changing conditions.
Nominating and Compensation Committee
Alvin R. Albe, Jr.
Frank M. Bumstead
P. Anthony Jacobs
Robert B. Rosene, Jr. (Chairman)
James R. Seward
Compensation Committee Interlocks and Insider Participation
Our nominating and compensation committee consists of Messrs. Albe, Bumstead, Jacobs, Rosene and Seward, each of whom is a non-employee director. None of our executive officers has served as a member of a compensation committee or board of directors of any other entity which has an executive officer serving as a member of our board of directors, and there are no other matters relating to interlocks or insider participation that we are required to report.

STOCKHOLDER PROPOSALS
Rule l4a-8 under the Securities and Exchange Act of 1934 addresses when a company must include a stockholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the company holds an annual or special meeting of stockholders. Under Rule l4a-8, proposals that stockholders intend to have included in our proxy statement for the 2009 annual meeting of stockholders should be received by our corporate secretary no later than November 23, 2008. However, if the date of the 2009 annual meeting of stockholders changes by more than 30 days from the anniversary date of the 2007 annual meeting, the deadline is a reasonable time before we begin to print and mail our proxy materials. Stockholder proposals must also be otherwise eligible for inclusion.
If a stockholder desires to bring a matter before an annual or special meeting and the proposal is submitted outside the process of Rule 14a-8, the stockholder must follow the procedures set forth in our bylaws. Our bylaws provide generally that stockholder proposals for an annual meeting may be made by a stockholder only if (1) the stockholder is a stockholder of record and is entitled to vote at the meeting, and (2) the stockholder gives timely written notice of the proposal to our corporate secretary. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, our principal executive offices not less than 70 days nor more than 90 days prior to the first annual anniversary of the prior year’s annual meeting of stockholders. Under our bylaws, proposals that stockholders intend to have included in our proxy statement for the 2009 annual meeting of stockholders should be received by our corporate secretary no earlier than January 25, 2009 or later than February 14, 2009. However, if the date of the annual meeting of stockholders is advanced by more than 20 days or delayed by more than 70 days from such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting of stockholders and not later than the close of business on the later of the 70th day prior to such annual meeting of stockholders or the tenth day following the day on which we first publicly announce the date of such meeting.
HOUSEHOLDING
The SEC permits a single set of annual reports and proxy statements to be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses. A number of brokerage firms have instituted householding.
As a result, if you hold your shares through a broker and you reside at an address at which two or more stockholders reside, you will likely be receiving only one annual report and proxy statement unless any stockholder at that address has given the broker contrary instructions. However, if any such beneficial stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, or if any such beneficial stockholder that elected to continue to receive separate annual reports or proxy statements wishes to receive a single annual report or proxy statement in the future, that stockholder should contact their broker or send a request to our corporate secretary at Karen L. Gallagher, Senior Vice President of Finance, Principal Financial Officer and Corporate Secretary, Syntroleum Corporation, 5416 S Yale, Ste. 400, Tulsa, Oklahoma 74135. We will deliver, promptly upon written request to the corporate secretary, a separate copy of the 2007 annual report and this proxy statement to a beneficial stockholder at a shared address to which a single copy of the documents was delivered.
TRANSACTION OF OTHER BUSINESS
As of the date of this proxy statement, the board of directors is not aware of any matters other than those set forth herein that will come before the meeting. Should any other matter requiring the vote of stockholders arise at the meeting, proxies will be voted on that matter in accordance with the judgment of the person or persons voting the proxies.

Please return your proxy as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the annual meeting, no business can be transacted. Therefore, please be sure to date and sign your proxy card exactly as your name appears on your stock certificate and return it in the enclosed postage prepaid return envelope, or submit your proxy by telephone or the Internet in accordance with the instructions on your proxy card. Please act promptly to ensure that you will be represented at this important meeting.
WE WILL PROVIDE WITHOUT CHARGE ON THE WRITTEN REQUEST OF ANY PERSON SOLICITED HEREBY A COPY OF OUR ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 2006. WRITTEN REQUESTS SHOULD BE MAILED TO KAREN L. GALLAGHER, SENIOR VICE PRESIDENT, PRINCIPAL FINANCIAL OFFICER AND CORPORATE SECRETARY, SYNTROLEUM CORPORATION, 5416 SOUTH YALE, SUITE 400, TULSA, OKLAHOMA 74135.

By	Order of the Board of Directors,

Karen L. Gallagher
Senior Vice President of Finance, Principal
Financial Officer and Corporate Secretary
April 29, 2008

EXHIBIT A
CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
Syntroleum Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:
FIRST: That, at a meeting of the Board of Directors held on _____, 2008, the Board of Directors of Syntroleum Corporation (the “Corporation”) duly and validly adopted the following resolution:
RESOLVED: That a proposed amendment to the Certificate of Incorporation of the Corporation (the “Amendment”), effecting a change in Article _____ thereof so that said Article _____ shall be amended as set forth in Exhibit 1 hereto, as recommended to the stockholders of the Corporation for their consideration and approval as being in the best interests of the Corporation.
SECOND: That the stockholders of the Corporation duly adopted such resolution at the Annual Meeting of Stockholders held on May _____, 2008, in accordance with the provisions of Section 211 of the General Corporation Law of the State of Delaware.
THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.
IN WITNESS WHEREOF, said Syntroleum Corporation, has caused this certificate to be executed by [          ] and attested to by [          ] on this _____ day of _____, 200_____.

SYNTROLEUM CORPORATION

By:
Title:
ATTEST:

By:
Title:

A-1

Exhibit 1
The following new paragraph shall be added at the end of Article IV:
Effective upon the filing of a Certificate of Amendment of the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Date”), each [TWO (2) UP THROUGH TEN (10)] shares of Common Stock, $.01 par value per share (the “Old Common Stock”), then issued and outstanding or held in the treasury of the Corporation at the close of business on the Effective Date shall automatically be combined into one (1) share of Common Stock, $.01 par value per share (the “New Common Stock”), of the Corporation without any further action by the holders of such shares of Old Common Stock (and any fractional shares resulting from such exchange will not be issued but will be paid out in cash equal to such fraction multiplied by the closing trading price of the Corporation’s Common Stock on the Nasdaq Capital Market, on the trading day immediately before the Effective Date). Each stock certificate representing shares of Old Common Stock shall thereafter represent that number of shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been combined; provided, however, that each person holding of record a stock certificate or certificates that represented shares of Old Common Stock shall receive, upon surrender of such certificate or certificates, a new certificate or certificates evidencing and representing the number of shares of New Common Stock to which such person is entitled. The New Common Stock issued in this exchange shall have the same rights, preferences and privileges as the Common Stock (as defined below).

A-2

EXHIBIT B
CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED
CERTIFICATE OF DESIGNATION
OF
SERIES A JUNIOR PARTICIPATING PREFERRED STOCK
OF
SYNTROLEUM CORPORATION
(Pursuant to Section 151 of the
Delaware General Corporation Law)
Syntroleum Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware (hereinafter called the “Corporation”), in accordance with the provisions of Section 103 thereof, DOES HEREBY CERTIFY:
FIRST: That a Certificate of Designation of Series A Junior Participating Preferred Stock was originally filed with the Secretary of State of the State of Delaware on June 17, 1999 and was amended and restated in it entirely by a filing with said Secretary of State on October _____, 2004.
SECOND: That no shares of Series A Junior Participating Preferred Stock have been issued as of the date of this Certificate of Amendment of Certificate of Designation.
THIRD: That, at a meeting of the Board of Directors held on  _____, 200 _____, of the Board of Directors of the Corporation duly and validly adopted the following resolutions:
RESOLVED: That the designation and amount, and relative rights, preferences, voting powers and other special rights of the shares of the Corporation’s Series A Junior Participating Preferred Stock, and the qualifications, limitations or restrictions thereof, shall be amended and restated as set forth in Exhibit 1 attached hereto.
RESOLVED: That the President, Chief Financial Officer or any Vice President and the Secretary or any Assistant Secretary of the Corporation be, and they hereby are, authorized and directed, in the name and on behalf of the Corporation, to file the Certificate of Amendment of Certificate of Designation in accordance with the provisions of Delaware General Corporation Law and to take such actions as they may deem necessary or appropriate to carry out the intent of the foregoing resolution.
FOURTH: That the aforesaid resolutions were duly and validly adopted in accordance with the applicable provisions of Section 151 of the General Corporation Law of the State of Delaware and the Certificate of Incorporation and By-Laws of the Corporation.

B-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Certificate of Designation to be executed by its President and Chief Executive Officer this _____ day of, 200 _____.

SYNTROLEUM CORPORATION

By:

Title:	President and Chief Executive Officer

B-2

Exhibit 1
1. Designation and Amount. There shall be a series of Preferred Stock that shall be designated as “Series A Junior Participating Preferred Stock,” and the number of shares constituting such series shall be  _____  [divided by two (2) through ten (10)]. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Series A Junior Participating Preferred Stock to less than the number of shares then issued and outstanding plus the number of shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Corporation.
2. Dividends and Distributions
(A) Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series A Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series A Junior Participating Preferred Stock, in preference to the holders of shares of any class or series of stock of the Corporation ranking junior to the Series A Junior Participating Preferred stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the 15th day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 [divided] by _____ [two (2) up through ten (10)] or (b) the Adjustment Number (as defined below) times the aggregate per share amount of all cash dividends, and the Adjustment Number times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock, par value $.01 per share, of the Corporation (the “Common Stock”) since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock. The “Adjustment Number” shall initially be 100. In the event the Corporation shall at any time after October 24, 2004 (the “Rights Declaration Date”) (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
(B) The Corporation shall declare a dividend or distribution on the Series A Junior Participating Preferred Stock as provided in paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 [divided] by  _____  [two (2) up through ten (10)] per share on the Series A Junior Participating Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.
(C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.

3. Voting Rights. The holders of shares of Series A Junior Participating Preferred Stock shall have the following voting rights:
(A) Each share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to a number of votes equal to the Adjustment Number on all matters submitted to a vote of the stockholders of the Corporation.
(B) Except as otherwise provided herein, in the Certificate of Incorporation or by law, the holders of shares of Series A Junior Participating Preferred Stock, the holders of shares of any other class or series entitled to vote with the Common Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.
(C) (i) If at any time dividends on any Series A Junior Participating Preferred Stock shall be in arrears in an amount equal to six quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period (herein called a “default period”) that shall extend until such time when all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend period on all shares of Series A Junior Participating Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, (1) the number of Directors shall be increased by two, effective as of the time of election of such Directors as herein provided, and (2) the holders of Preferred Stock (including holders of the Series A Junior Participating Preferred Stock) upon which these or like voting rights have been conferred and are exercisable (the “Voting Preferred Stock”) with dividends in arrears in an amount equal to six quarterly dividends thereon, voting as a class, irrespective of series, shall have the right to elect such two Directors.
(i) During any default period, such voting right of the holders of Series A Junior Participating Preferred Stock may be exercised initially at a special meeting called pursuant to subparagraph (iii) of this Section 3(C) or at any annual meeting of stockholders, and thereafter at annual meetings of stockholders, provided that such voting right shall not be exercised unless the holders of at least one-third in number of the shares of Voting Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of Voting Preferred Stock of such voting right. At any meeting at which the holders of Voting Preferred Stock shall exercise such voting right initially during an existing default period, they shall have the right, voting as a class, to elect Directors to fill such vacancies, if any, in the Board of Directors as may then exist up to two Directors or, if such right is exercised at an annual meeting, to elect two Directors. If the number that may be so elected at any special meeting does not amount to the required number, the holders of the Voting Preferred Stock shall, to the extent not inconsistent with the Certificate of Incorporation, have the right to make such increase in the number of Directors as shall be necessary to permit the election by them of the required number. After the holders of the Voting Preferred Stock shall have exercised their right to elect Directors in any default period and during the continuance of such period, the number of Directors shall not be increased or decreased except by vote of the holders of Voting Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series A Junior Participating Preferred Stock.
(ii) Unless the holders of Voting Preferred Stock shall, during an existing default period, have previously exercised their right to elect Directors, the Board of Directors may order, or any stockholder or stockholders owning in the aggregate not less than ten percent of the total number of shares of Voting Preferred Stock outstanding, irrespective of series, may request, the calling of a special meeting of the holders of Voting Preferred Stock, which meeting shall thereupon be called by the Chairman of the Board, the President, a Vice President or the Secretary of the Corporation. Notice of such meeting and of any annual meeting at which holders of Voting Preferred Stock are entitled to vote pursuant to this paragraph (C) (iii) shall be given to each holder of record of Voting Preferred Stock by mailing a copy of such notice to him at his last address as the same appears on the books of the Corporation. Such meeting shall be called for a time not earlier than 20 days and not later than 60 days after such order or request or, in default of the calling of such meeting within 60 days after such order or request, such meeting may be called on similar notice by any stockholder or stockholders owning in the aggregate not less than ten percent of the total number of shares of Voting Preferred Stock outstanding. Notwithstanding the provisions of this paragraph (C) (iii), no such special meeting shall be called during the period within 60 days immediately preceding the date fixed for the next annual meeting of the stockholders.

(iii) In any default period, after the holders of Voting Preferred Stock shall have exercised their right to elect Directors voting as a class, (x) the Directors so elected by the holders of Voting Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (y) any vacancy in the Board of Directors may (except as provided in paragraph (C)(ii) of this Section 3) be filled by vote of a majority of the remaining Directors theretofore elected by the holders of the class or classes of stock which elected the Director whose office shall have become vacant. References in this paragraph (C) to Directors elected by the holders of a particular class or classes of stock shall include Directors elected by such Directors to fill vacancies as provided in clause (y) of the foregoing sentence.
(iv) Immediately upon the expiration of a default period, (x) the right of the holders of Voting Preferred Stock as a class to elect Directors shall cease, (y) the term of any Directors elected by the holders of Voting Preferred Stock as a class shall terminate and (z) the number of Directors shall be such number as may be provided for in the Certificate of Incorporation or By-Laws irrespective of any increase made pursuant to the provisions of paragraph (C) of this Section 3 (such number being subject, however, to change thereafter in any manner provided by law or in the Certificate of Incorporation or By-Laws). Any vacancies in the Board of Directors effected by the provisions of clauses (y) and (z) in the preceding sentence may be filled by a majority of the remaining Directors.
(D) Except as set forth herein, holders of Series A Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.
4. Certain Restrictions.
(A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not
(i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock;
(ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; or
(iii) redeem or purchase or otherwise acquire for consideration any shares of Series A Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of Series A Junior Participating Preferred Stock, or to all such holders and the holders of any such shares ranking on a parity therewith, upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.
(B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

5. Reacquired Shares. Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to any conditions and restrictions on issuance set forth herein.
6. Liquidation, Dissolution or Winding Up. (A) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Preferred Stock shall have received $ _____ per share [divided by two (2) up through ten (10)], plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Series A Junior Participating Preferred Stock Liquidation Preference”). Following the payment of the full amount of the Series A Junior Participating Preferred Stock Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the Series A Junior Participating Preferred Stock Liquidation Preference by (ii) the Adjustment Number. Following the payment of the full amount of the Series A Junior Participating Preferred Stock Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A Junior Participating Preferred Stock and Common Stock, respectively, holders of Series A Junior Participating Preferred Stock and holders of shares of Common Stock shall, subject to the prior rights of all other series of Preferred Stock, if any, ranking prior thereto, receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Series A Junior Participating Preferred Stock and Common Stock, on a per share basis, respectively.
(A) In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Junior Participating Preferred Stock Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, that rank on a parity with the Series A Junior Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.
(B) Neither the merger or consolidation of the Corporation into or with another corporation nor the merger or consolidation of any other corporation into or with the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6, but the sale, lease or conveyance of all or substantially all the Corporation’s assets shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.
7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share equal to the Adjustment Number times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.
8. Redemption. The Corporation, at its option, may redeem shares of the Series A Junior Participating Preferred Stock in whole at any time and in part from time to time, at a redemption price equal to the Adjustment Number times the current per share market price (as such term is hereinafter defined) of the Common Stock on the date of the mailing of the notice of redemption, together with unpaid accumulated dividends to the date of such redemption. The “current per share market price” on any date shall be deemed to be the average of the closing price per share of such Common Stock for the ten consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the current per share market price of the Common Stock is determined during a period following the announcement of (A) a dividend or distribution on the Common Stock other than a regular quarterly cash dividend or (B) any subdivision, combination or reclassification of such Common Stock and the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, shall not have occurred prior to the commencement of such ten Trading

Day period, then, and in each such case, the current per share market price shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sales price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange, or, if the Common Stock is not listed or admitted to trading on the New York Stock Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any national securities exchange but sales price information is reported for such security, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System (“NASDAQ”) or such other self-regulatory organization or registered securities information processor (as such terms are used under the Securities Exchange Act of 1934, as amended) that then reports information concerning the Common Stock, or, if sales price information is not so reported, the average of the high bid and low asked prices in the over-the-counter market on such day, as reported by NASDAQ or such other entity, or, if on any such date the Common Stock is not quoted by any such entity, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors of the Corporation. If on any such date no such market maker is making a market in the Common Stock, the fair value of the Common Stock on such date as determined in good faith by the Board of Directors of the Corporation shall be used. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business, or, if the Common Stock is not listed or admitted to trading on any national securities exchange but is quoted by NASDAQ, a day on which NASDAQ reports trades, or, if the Common Stock is not so quoted, a Monday, Tuesday, Wednesday, Thursday or Friday on which banking institutions in the State of New York are not authorized or obligated by law or executive order to close.
(A) In the event that fewer than all the outstanding shares of the Series A Junior Participating Preferred Stock are to be redeemed, the number of shares to be redeemed shall be determined by the Board of Directors and the shares to be redeemed shall be determined by lot or pro rata as may be determined by the Board of Directors or by any other method that may be determined by the Board of Directors in its sole discretion to be equitable.
(B) Notice of any such redemption shall be given by mailing to the holders of the shares of Series A Junior Participating Preferred Stock to be redeemed a notice of such redemption, first class postage prepaid, not later than the fifteenth day and not earlier than the sixtieth day before the date fixed for redemption, at their last address as the same shall appear upon the books of the Corporation. Each such notice shall state: (i) the redemption date; (ii) the number of shares to be redeemed and, if fewer than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that dividends on the shares to be redeemed will cease to accrue on the close of business on such redemption date. Any notice that is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the stockholder received such notice, and failure duly to give such notice by mail, or any defect in such notice, to any holder of Series A Junior Participating Preferred Stock shall not affect the validity of the proceedings for the redemption of any other shares of Series A Junior Participating Preferred Stock that are to be redeemed. On or after the date fixed for redemption as stated in such notice, each holder of the shares called for redemption shall surrender the certificate evidencing such shares to the Corporation at the place designated in such notice and shall thereupon be entitled to receive payment of the redemption price. If fewer than all the shares represented by any such surrendered certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.
The shares of Series A Junior Participating Preferred Stock shall not be subject to the operation of any purchase, retirement or sinking fund.
9. Ranking. The Series A Junior Participating Preferred Stock shall rank junior to all other series of the Corporation’s Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise, and shall rank senior to the Common Stock as to such matters.

10. Amendment. At any time that any shares of Series A Junior Participating Preferred Stock are outstanding, the Certificate of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds or more of the outstanding shares of Series A Junior Participating Preferred Stock, voting separately as a class.
11. Fractional Shares. Series A Junior Participating Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Junior Participating Preferred Stock.

EXHIBIT C
Syntroleum Corporation
Summary Description of 2005 Stock Incentive Plan
Introduction
The essential features of the 2005 Plan, as currently in effect and as proposed to be amended by Proposal 4, are summarized below. A complete copy of the 2005 Plan as in effect prior to the adoption of Proposal 4, and marked to give effect to the amendments proposed in Proposal 4, is attached hereto as Exhibit D. Capitalized terms used in the summary of the 2005 Plan which are not defined in this Exhibit C, are used as defined in the 2005 Plan.
History of Syntroleum Equity Based Incentive Plans
In August, 1998, Syntroleum Corporation, a privately owned Oklahoma corporation, merged (the “1998 merger”) with and into SLH Corporation, a Kansas corporation, which then changed its name to Syntroleum Corporation (“Syntroleum-Kansas”). In June 1999, Syntroleum-Kansas reincorporated in Delaware by merging into Syntroleum Corporation, a Delaware corporation.
In connection with the 1998 merger, the stockholders of SLH Corporation adopted, and the surviving corporation of the 1998 merger assumed, Syntroleum Corporation’s 1993 Stock Incentive and Option Plan and its 1997 Stock Option Plan for Outside Directors, effective upon the effective date of the 1998 merger (the “Two Syntroleum Plans). Prior to the 1998 merger, SLH Corporation adopted its 1997 Stock Option Plan that was registered on a Form S-8 filed with the SEC on August 11, 1997. Subsequent to the 1998 merger, on September 25, 1998, the surviving corporation filed a Registration Statement on Form S-8 for the purpose of registering the shares of common stock issuable under the Two Syntroleum Plans. The Two Syntroleum Plans and the 1997 Stock Option Plan of SLH Corporation are hereinafter referred to as the “Prior Plans”.
On April 25, 2005, our stockholders approved the Syntroleum Corporation 2005 Stock Incentive Plan (the “2005 Plan”). On that date, a total of 4,311,514 shares of common stock were reserved for issuance under the 2005 Plan upon the exercise of outstanding stock awards issued under the Prior Plans. Upon the adoption of the 2005 Plan, no further stock awards were issuable under the Prior Plans. Effective January 1, 2005, the 2005 Plan was amended and restated to give effect to mandatory amendments required by Section 409A of the Internal Revenue Code of 1986, as amended.
Summary of 2005 Stock Incentive Plan
Purpose of the 2005 Plan. The purpose of the 2005 Plan is to further the interests of the company and its stockholders by providing incentives in the form of stock based awards to attract and retain key employees, independent contractors and directors who can contribute materially to the success and profitability of the company. Awards under the 2005 Plan will give Plan participants an interest in the company parallel to that of the shareholders so as to provide incentives to the plan participants that are linked directly to increases in shareholder value and will therefore inure to the benefit of all shareholders of the company.
Eligibility. All employees (including directors who are employees), members of the board directors and independent contractors are eligible to participate in the 2005 Plan. The number of eligible participants is presently estimated to be approximately_____ persons.
Number of Shares Available. Without giving effect to the proposed plan amendment set forth in Proposal 4, the 2005 Plan provides that the maximum number of shares that may be awarded or issued subsequent to April 25, 2005 (the “effective date” of the 2005 Plan) is 6,600,000 Shares, plus (a) up to 4,311,514 shares that are reserved for issuance subsequent to the effective date under outstanding awards granted under the Prior Plans, and (b) any shares relating to awards heretofore or hereafter outstanding under the 2005 Plan or the Prior Plans, that expire, are forfeited, are settled in cash or are cancelled in a manner that some of the shares subject to the award are not issued.

As of March 31, 2008,_____ shares remain available for grant or award under the Plan. The proposed amendment, if adopted, will increase the number of shares available under the 2005 Plan by _____ shares, which includes approximately  _____  shares resulting from the removal of a current requirement that each share of restricted stock granted reduces availability by 1.5 shares and replacing it with a provision calling for a one-to-one reduction in share availability.
Shares covered by an award granted under the 2005 Plan are not counted as used unless and until they are actually awarded to an eligible participant. Without limiting the generality of the foregoing, upon payment in cash of the benefit provided by any award granted under the 2005 Plan, any shares that were covered by that award are again available for award under the 2005 Plan. However, shares tendered in payment of the exercise price or grant price or an award and shares withheld to satisfy tax withholding obligations are not netted against the number of shares issued under the 2005 Plan for the purpose of determining usage of shares against the maximum limit. Shares covered by a stock appreciation right, to the extent that it is exercised and shares are actually issued to the participant upon exercise of the right, are considered issued pursuant to the 2005 Plan. These Shares may be shares of original issuance or treasury shares or a combination of the foregoing.
Administration. The 2005 Plan will be administered by the nominating and compensation committee of the board of directors or by such other committee of the board as the board may designate (the “Committee”), except that the Board administers all director awards. The members of the Committee shall be designated by the board of directors; provided that the Committee shall at all times include two or more independent directors. Unless the Committee is composed entirely of independent directors, all decisions concerning performance based awards and all decisions concerning executive officers shall be made by a subcommittee of the Committee comprised solely of independent directors.
The Committee shall have full and exclusive power and authority to administer the 2005 Plan and to take all actions that are specifically contemplated by the 2005 Plan, including the power to interpret the 2005 Plan and to adopt such rules and guidelines for carrying out the 2005 Plan as it shall deem necessary or appropriate. . The Committee, after establishing a pool of awards, may delegate the authority to grant individual awards to the Chief Executive Officer or other executive officers as permitted by law
Employee Awards and Independent Contractor Awards. The Committee shall designate from time to time the employees who are to be recipients of awards and whether the award shall be an option (either an incentive stock option or a non-qualified stock option), a stock appreciation right, or “SAR,“or an other stock based award or a cash award. Such awards may be granted singly or in combination to a recipient who is an employee pursuant to such applicable terms, conditions and limitations (including treatment as a performance based award) as may be established by the Committee. Performance awards that are intended to qualify as qualified performance based compensation under Section 162(m) of the Internal Revenue Code shall be granted in accordance with the conditions specified in the 2005 Plan. All or part of an award may be subject to conditions established by the Committee, and may include continuous service or achievement of performance based objectives. Incentive stock options may be granted only to employees, including officers and directors, of the company or any subsidiary of the company. Options shall be granted at an exercise price of not less than the fair market value of the underlying common stock and the term of the option shall not extend beyond ten years from the date of grant. Options that are intended to qualify as incentive stock options shall be issued in accordance with the limitations and conditions specified in the Internal Revenue Code for the qualification of options as incentive stock options.
Independent contractor awards shall consist of non-qualified options, SARs, stock based awards and cash awards. The Committee shall have the sole authority to determine the types of such awards to be granted to independent contractors and the terms and conditions applicable thereto

C-2

The following limitations shall apply to awards made to employees and independent contractors: (i) No recipient shall be granted during any calendar year an award that is exercisable for or relates to more than 1,000,000 shares of common stock; and (ii) no participant shall be granted in any calendar year cash awards having a value in excess of $4,000,000.
Non-Employee Director Awards. The board of directors may grant awards to non-employee directors consisting of non-qualified options and stock based awards; provided that no such director may receive an award that consists of or relates to more than 50,000 shares of common stock in any calendar year.
Change of Control. Unless otherwise expressly provided in the applicable award agreement, a change of control during a participant’s employment (or service as a non-employee director or independent contractor) with the company or one of its subsidiaries, each award granted under the plan to the participant shall become immediately vested and fully exercisable (regardless of the otherwise applicable vesting or exercise schedules or performance goals provided for under the award agreement).
Share Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend or other change in corporate structure affecting the common stock, a substitution or adjustment shall be made in (i) the aggregate number of shares reserved for issuance under the 2005 Plan, (ii) the kind, number and option price of shares subject to outstanding stock options or other stock based awards as may be determined by the Committee in its sole discretion.
Assignability. Unless otherwise determined by the Committee and provided in the award agreement or the terms of the award, no award or any other benefit under the 2005 Plan shall be assignable or otherwise transferable except by will, by beneficiary designation or the laws of descent and distribution
Amendment and Termination. The board of directors may amend, alter or discontinue the 2005 Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of a participant in the 2005 Plan under any award theretofore granted without such participant’s consent. To the extent necessary to comply with any applicable law or regulation, the company will obtain shareholder approval of any amendment to the 2005 Plan in such a manner and to such a degree as required.

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EXHIBIT D
SYNTROLEUM CORPORATION
2005 STOCK INCENTIVE PLAN
(Marked in Bold Face Type to Show Amendments Set Forth in
Proposal 4 as Described in the Proxy Statement)
This Syntroleum Corporation 2005 Stock Incentive Plan (the “Plan”) was approved by the shareholders of Syntroleum Corporation, a Delaware corporation (the “Company”) on April 25, 2005. Since the approval of the Plan in 2005, the Internal Revenue Service has issued final regulations and other guidance with respect to the taxation of deferred compensation. This amendment and restatement reflects the requirements of those regulations and that guidance. This amendment and restatement also reflects certain other changes in the Plan. On June _____, 2008, Plan was amended to reflect changes approved by the stockholders on June  _____, 2008.
1. Plan. The Plan has been adopted by the Company to reward certain corporate officers and key Employees, certain independent contractors and nonemployee directors of the Company and its Subsidiaries. The Plan provides for Stock Awards and Awards of Cash, Options and SARs to Employees. The Plan provides for Stock Awards and Awards of Options and SARs to Directors. Both Incentive Stock Options (ISO’s) and Nonqualified Stock Options (NQSO’s) are permitted under the Plan, but only Employees may receive ISO’s. All Awards of deferred compensation under the Plan are intended to meet the requirements and restrictions of the nonqualified deferred compensation rules contained in Section 409A of the Code, in final regulations under Section 409A and in other Internal Revenue Service guidance. The Company intends ISO’s awarded under the Plan to qualify for the favorable tax treatment available under Section 422 of the Code. The Company also intends certain Awards under the Plan to qualify as performance-based compensation under the million-dollar pay cap rules of Section 162(m) of the Code.
2. Objectives. The purpose of the Plan is to further the interests of the Company, its Subsidiaries and its shareholders by providing incentives in the form of Awards to key Employees, independent contractors and directors who can contribute materially to the success and profitability of the Company and its Subsidiaries. Such Awards will recognize and reward outstanding performances and individual contributions and give Participants in the Plan an interest in the Company parallel to that of the shareholders, thus enhancing the proprietary and personal interest of such Participants in the Company’s continued success and progress. This Plan will also enable the Company and its Subsidiaries to attract and retain such employees, independent contractors and directors.
3. Definitions. As used herein, the terms set forth below shall have the following respective meanings:
“Award” means an Employee Award, a Director Award or an Independent Contractor Award.
“Award Agreement” means one or more Employee Award Agreements, Director Award Agreements or Independent Contractor Award Agreements.
“Board” means the Board of Directors of the Company.
“Cash Award” means an Award denominated in cash.
“Cause” shall have the same meaning prescribed in an Employee’s employment agreement. If there is no such agreement or definition, the term “Cause” means willful and continued failure to substantially follow assigned duties, unlawful or willful misconduct that is economically injurious to the Company, conviction of (or a plea of nolo contendere to) a felony charge, or drug or alcohol abuse that impairs the Employee’s ability to perform the essential duties of his position.
“Change of Control” means, for purposes of the vesting provisions of Section 11:

(a) Any “person” (as defined in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d 3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty five percent (25%) or more of the combined voting power of the Company’s then outstanding securities; provided, however, that this provision shall not apply to securities beneficially owned directly or indirectly by Robert A. Day (alone or in combination with members of his immediate family), until Robert A. Day’s direct or indirect beneficial ownership (alone or in combination with members of his immediately family) shall extend to securities representing thirty five percent (35%) or more of the combined voting power of the Company’s then outstanding securities; or
(b) At any time during any 12-month period, a majority of the members of the Board is replaced by directors whose appointment or election is not endorsed by at least 2/3 of the members of the Board before the date of the appointment or election.
(c) Notwithstanding the above definition of Change of Control, solely for purposes of determining whether a distribution of deferred compensation is permitted under Section 13(b) and 13(c) of the Plan, no Change of Control shall be deemed to occur unless there has been a “Change in ownership”, a “Change in Effective Control” or a “Change in the Ownership of a Substantial Portion of the Company’s Assets”, all as defined in Section 409A of the Code or the regulations or other guidance under that Code section.
(i) A change in ownership means that any one person, or more than one person acting as a group, acquires ownership of equity interests in the Company that, together with equity interests already held by such person or group, constitute more than 50% of the total fair market value or total voting power of the equity interests in the Company.
(ii) A change in effective control means that (i) any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the corporation possessing 30% or more of the total voting power of the stock of the Company or (ii) a majority of the members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by at least 2/3 of the members of the Board before the date of the appointment or election.
(iii) A change in the ownership of a substantial portion of the Company’s assets means that any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the Company’s assets immediately before such acquisition or acquisitions.
“Code” means the Internal Revenue Code of 1986, as amended from time to time.
“Commission” means the U.S. Securities and Exchange Commission.
“Committee” means the Nominating and Compensation Committee of the Board or such other committee of the Board as is designated by the Board to administer certain portions of the Plan.
“Common Stock” means the Company’s common stock, par value $.01 per share.
“Company” means Syntroleum Corporation, a Delaware corporation.
“Director” means an individual serving as a member of the Board.
“Director Award” means the grant of a Nonqualified Stock Option or Stock Award to a Nonemployee Director.
“Director Award Agreement” means one or more agreements between the Company and a Participant who is a Nonemployee Director setting forth the terms, conditions and limitations applicable to a Director Award.

“Disabled” or “Disability” means that the Employee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months or is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Participant’s employer.
“Dividend Equivalents” means, with respect to Stock Units or Shares of Restricted Stock that are to be issued at the end of the Restriction Period, an amount equal to all dividends and other distributions (or the economic equivalent thereof) that are payable to stockholders of record during the Restriction Period on a like number of Shares of Common Stock.
“Employee” means an employee of the Company or any of its Subsidiaries or an individual who has agreed to become an employee of the Company or any of its Subsidiaries and is expected to become such an employee within the following six months.
“Employee Award” means the grant of an Option, SAR, Stock Award or Cash Award, whether granted singly or in combination to a Participant who is an Employee pursuant to such applicable terms, conditions and limitations (including treatment as a Performance Award) as may be established in order to fulfill the objectives of the Plan.
“Employee Award Agreement” means one or more agreements between the Company and a Participant who is an Employee setting forth the terms, conditions and limitations applicable to an Employee Award.
“ERISA” means the Employee Retirement Income Security Act, as amended.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Executive Officer” shall have the same meaning as the term “officer” as defined in Rule 16a-1(f) or any successor regulation under Section 16 of the Exchange Act.
“Fair Market Value” of a share of Common Stock as of a particular date shall have the following meanings: (a) If Shares of Common Stock are listed on a national securities exchange, Fair Market Value shall mean the closing sales price per share of such Common Stock on the consolidated transaction reporting system for the principal national securities exchange on which Shares of Common Stock are listed on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, or, at the discretion of the Committee, the price prevailing on the exchange at the time of exercise. (b) If Shares of Common Stock are not so listed but are quoted by NASDAQ, Fair Market Value shall mean the closing sales price per share of Common Stock reported on the consolidated transaction reporting system for NASDAQ, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, or, at the discretion of the Committee, the price prevailing as quoted by NASDAQ at the time of exercise. (c) If the Common Stock is not so listed or quoted, Fair Market Value shall mean the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by NASDAQ, or, if not reported by NASDAQ, by the National Quotation Bureau Incorporated. (d) If Shares of Common Stock are not publicly traded, Fair Market Value shall mean the most recent value determined by the Committee. In any event, Fair Market Value shall be determined in such a way to as to comply with the requirements for determinations of Fair Market Value set out in Section 409A of the Code.
“Grant Date” means the date an Award is granted to a Participant pursuant to the Plan. The Grant Date for a substituted award is the Grant Date of the original award.
“Grant Price” means the price at which a Participant may exercise his or her right to receive cash or Common Stock, as applicable, under the terms of an Award.

“Incentive Stock Option” or “ISO” means an Option that is intended to comply with the requirements set forth in Section 422 of the Code.
“Independent Contractor” means a nonemployee consultant or adviser providing services to the Company or any Subsidiary.
“Independent Contractor Award” means the grant of a Nonqualified Stock Option, SAR, Stock Award or Cash Award, whether granted singly or in combination to a Participant who is an Independent Contractor pursuant to such applicable terms, conditions and limitations (including treatment as a Performance Award) as may be established in order to fulfill the objectives of the Plan.
“Independent Contractor Award Agreement” means one or more agreements between the Company and a Participant who is an Independent Contractor setting forth the terms, conditions and limitations applicable to an Independent Contractor Award.
“Independent Director” shall mean a Director who is deemed independent by the Board and, in addition, meets all of the then existing requirements to qualify as an “independent”, “non-employee” and “outside” director under rules applicable to the Company set forth in Rule 16b-3 or any successor regulation under Section 16 of the Exchange Act, Treasury Regulation Section 162-27(c)(3) or any successor regulation under the “outside director” rule of Section 162(m) of the Code or established by the Commission, NASDAQ or any other exchange or reporting system on which the Common Stock is then listed or quoted.
“NASDAQ” means the NASDAQ Stock Market, Inc.
“Nonemployee Director” means an individual serving as a member of the Board who is not an Employee of the Company or any of its Subsidiaries.
“Nonqualified Stock Option” or “NQSO” means an Option that is not an Incentive Stock Option.
“Option” means a right to purchase a specified number of Shares of Common Stock at a specified Grant Price. An Option may be an Incentive Stock Option or a Nonqualified Stock Option.
“Participant” means an Employee, Director or Independent Contractor to whom an Award has been granted under this Plan.
“Performance Award” means an award made pursuant to this Plan that is subject to the attainment of one or more Performance Goals.
“Performance Goal” means one or more standards established by the Committee or the Board to determine in whole or in part whether a Performance Award shall be earned.
“Prior Plans” means the Syntroleum Corporation 1993 Stock Option and Incentive Plan, as amended and restated effective January 22, 2001, the Syntroleum Corporation Stock Option Plan for Outside Directors, as established effective April 28, 1997 and the SLH Corporation 1997 Stock Incentive Plan.
“Restricted Stock” means any Shares of Common Stock that are restricted or subject to forfeiture provisions.
“Restriction Period” means a period of time beginning as of the Grant Date of an Award of Restricted Stock or Stock Units and ending as of the date upon which the Common Stock or Stock Unit subject to such Award is no longer restricted or subject to forfeiture provisions.
“Retirement” means termination of employment on or after the attainment of age 65 and three (3) years of service with the Company or on or after the attainment of such other age and service as the Committee may determine. With regard to Nonemployee Directors, “Retirement” means the acceptance by the Board of a Nonemployee Director’s resignation from the Board by reason of retirement as determined by the Board in its discretion.

“Share” means a share of the Common Stock, as adjusted in accordance with Paragraph 18.
“Stock Appreciation Right” or “SAR” means the right to receive, in cash or Common Stock, the difference between the Grant Price and the Fair Market Value of the Common Stock pursuant to the terms of the SAR as determined by the Committee pursuant to this Plan.
“Stock Award” means an Award in the form of Shares of Common Stock or Stock Units, including an award of Restricted Stock.
“Stock Based Award Limitations” means the per person limitations on Awards, as set forth in Paragraphs 8(b) and 10(b)
“Stock Unit” means the right to receive Common Stock or an equivalent value in cash at a future date or dates pursuant to the terms of the Plan and the related Award Agreement.
“Subsidiary” means (i) in the case of a corporation, any corporation of which the Company directly or indirectly owns Shares representing 50% or more of the combined voting power of the Shares of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the stockholders of such corporation, (ii) in the case of a partnership or other business entity not organized as a corporation, any such business entity of which the Company directly or indirectly owns 50% or more of the voting, capital or profits interests (whether in the form of partnership interests, membership interests or otherwise) and (iii) any other corporation, partnership or other entity that is a “subsidiary” of the Company within the meaning of Rule 405 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended.
4. Eligibility.
(a) Employees. All Employees, including Directors who are also employees, are eligible for Employee Awards in the discretion of the Committee.
(b) Directors. Members of the Board eligible for the grant of Director Awards under this Plan are those who are Nonemployee Directors.
(c) Independent Contractors. All Independent Contractors are eligible for the grant of Independent Contractor Awards under this Plan.
5. Common Stock Available for Awards.
(a) As of the effective date of the Plan, no new awards shall be granted under the Prior Plans.
(b) Subject to the provisions of Paragraph 18 hereof, (i) from and after April 25, 2005, there shall be available for new Awards under this Plan granted or payable wholly or partly in Common Stock (including Options and SARs that may be exercised for or settled in Common Stock) the sum of (a) six million six hundred thousand (6,600,000) Shares, plus (b) seven million three hundred fifty three thousand eight hundred and eighty-three Shares (7,353,883), and (ii) there shall be available for the satisfaction of awards granted under the Prior Plans which are outstanding as of the Effective Date four million three hundred eleven thousand, five hundred fourteen (4,311,514) Shares.
(c) Any Shares subject to Options or SARs or Stock Awards of any kind shall be counted against the numerical limits of this Section 5 on a one-for-one basis. . For example, an Option to purchase one hundred (100) Shares shall reduce the remaining numerical limit by one hundred (100) Shares. A Restricted Stock Award of one hundred (100) Shares shall also reduce the remaining numerical limit by one hundred (100) Shares.

(d) The number of Shares of Common Stock that are the subject of Awards under this Plan or the Prior Plans that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or in a manner such that all or some of the Shares covered by an Award are not issued to a Participant or are exchanged for Awards that do not involve Common Stock, shall not count against the number of Shares of Common Stock available for Awards under this Plan and shall be available for future Awards.
(e) If the Grant Price or other purchase price of any Option or other Award granted under the Plan or the Prior Plans is satisfied by tendering Shares of Common Stock to the Company, or if the tax withholding obligation resulting from the settlement of any such Option or other Award is satisfied by tendering or withholding Shares of Common Stock, the Shares of Common Stock tendered or withheld shall not be netted against the number of Shares issued under the Plan for purposes of determining usage of Shares against the maximum number of Shares of Common Stock available for delivery under the Plan or any sublimit set forth above.
(f) To the extent allowed by the national securities exchange on which Shares of Common Stock are listed, and to the extent permitted by Code sections limiting the number of Shares that may be issued under the Plan, Shares of Common Stock delivered under the Plan as an Award or in settlement of an Award issued or made (i) upon the assumption, substitution, conversion or replacement of outstanding awards under a plan or arrangement of an entity acquired in a merger or other acquisition or (ii) as a post-transaction grant under such a plan or arrangement of an acquired entity shall not reduce or be counted against the maximum number of Shares of Common Stock available for delivery under the Plan.
(g) The Committee may from time to time adopt and observe such rules and procedures concerning the counting of Shares against the Plan maximum or any sublimit as it may deem appropriate, including rules more restrictive than those set forth above to the extent necessary to satisfy the requirements of any national stock exchange on which the Common Stock is listed or any applicable regulatory or Code requirement. The Board and the appropriate officers of the Company shall from time to time take whatever actions are necessary to file any required documents with governmental authorities, stock exchanges and transaction reporting systems to ensure that Shares of Common Stock are available for issuance pursuant to Awards.
6. Administration.
(a) This Plan shall be administered by the Committee except as otherwise provided herein with regard to Director Awards. The Board shall appoint the Committee from among its members to serve at the pleasure of the Board. The Board from time to time may remove members from or add members to the Committee and shall fill all Committee vacancies. The Committee at all times shall include two or more Independent Directors.
(b) In accordance with Paragraph 8 of this Plan, the Committee may decide whether and to what extent Awards shall be structured to conform with performance-based requirements of Section 162(m). Unless the Committee is composed entirely of Independent Directors, all decisions concerning performance-based awards shall be made by a subcommittee composed entirely of Independent Directors. Any payment of compensation with respect to an Award that is intended to be performance-based will be subject to the written certification of the Committee or the subcommittee, if such a subcommittee is required, that the applicable performance measures were satisfied. This written certification may include the approved minutes of the Committee or subcommittee meeting in which the certification was made.
(c) Unless the Committee is composed entirely of Independent Directors, all decisions concerning Awards to Executive Officers shall be made by a subcommittee composed entirely of Independent Directors.
(d) The Committee shall hold its meetings at such times and at such places at it shall deem advisable. A majority of the Committee shall constitute a quorum, and such majority shall determine its actions. The Committee shall keep minutes of its proceedings and shall report the same to the Board at the next succeeding Board meeting.

(e) Subject to the provisions hereof, the Committee shall have full and exclusive power and authority to administer this Plan and to take all actions that are specifically contemplated under this Plan or are necessary or appropriate in connection with the administration of the Plan. The Committee shall also have full and exclusive power to interpret this Plan and to adopt such rules, regulations and guidelines for carrying out this Plan as it may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of this Plan.
(f) Subject to the requirements and restrictions of Section 409A of the Code governing nonqualified deferred compensation, the Committee may reduce any restrictions applicable to an Award or waive any restriction or other provision of this Plan. The Committee may not amend or modify an Award in any manner unless the modification or amendment is either (i) not adverse to the Participant to whom the Award was granted or (ii) consented to by such Participant. The Committee may not extend the Grant Date or reduce the exercise price of an Option or SAR granted under the Plan or take any other action that would be in violation of the requirements of Section 409A of the Code.
(g) Notwithstanding anything in this Plan to the contrary, Options and SARs issued under the Plan will not be repriced or canceled and replaced with Options or SARs with a decreased Grant Price except as expressly provided by the adjustment provisions of Paragraph 18 and as permitted by Section 409A of the Code.
(h) The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to further the Plan purposes. Any decision of the Committee in the interpretation and administration of this Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned.
(i) No member of the Committee or officer of the Company to whom the Committee has delegated authority in accordance with the provisions of Paragraph 7 of this Plan shall be liable for anything done or omitted to be done by him or her, by any member of the Committee or by any officer of the Company in connection with the performance of any duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute.
7. Delegation of Authority. Following the authorization of a pool of cash or Shares of Common Stock to be available for Awards, the Board or Committee may authorize the Chief Executive Officer and/or another Executive Officer of the Company, if and to the extent permitted by applicable law, rule or regulation, or a subcommittee consisting solely of members of the Board, to grant individual Employee Awards from such pool pursuant to such conditions or limitations as the Board or the Committee may establish. The Board or Committee may also delegate to the Chief Executive Officer and to other Executive Officers of the Company its administrative duties under this Plan (excluding its granting authority) pursuant to such conditions or limitations as the Committee may establish. The Board or Committee may engage or authorize the engagement of a third party administrator to carry out administrative functions under the Plan.
8. Employee Awards and Independent Contractor Awards.
(a) The Committee (or other committee to whom such authority is delegated under Paragraph 7) shall determine the type or types of Employee Awards to be made under this Plan and shall designate from time to time the Employees who are to be the recipients of such Awards. Each Employee Award may, in the discretion of the Committee, be embodied in an Employee Award Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Committee in its sole discretion and, if required by the Committee, shall be signed by the Participant to whom the Employee Award is granted and signed for and on behalf of the Company. Employee Awards may consist of those listed in this Paragraph 8(a). To the extent permitted by Section 409A of the Code, Employee Awards may be granted singly, in combination with, in replacement of, or as alternatives to, grants or rights under this Plan, the Prior Plans or any other employee plan of the Company or any of its Subsidiaries, including the plan of any acquired entity. In particular, grants of Restricted Stock may be made hereunder in exchange for the cancellation of Options previously granted under this Plan or the Prior Plans. An Employee Award may provide for the grant or issuance of additional, replacement or alternative Employee Awards upon the occurrence of specified events. In no event shall an Award be replaced with another Award that would result in a deferral of compensation beyond that provided under the Award that is being replaced unless the requirements of Section 409A of the Code are met. All or part of an Employee Award may be subject to conditions established by the Committee, which may include, but are not limited to, continuous service with the Company and its Subsidiaries, achievement of specific business objectives, increases in specified indices, attainment of specified growth rates and other comparable measurements of performance. Upon the termination of employment by a Participant who is an Employee, any unexercised, deferred, unvested or unpaid Employee Awards shall be treated as set forth in the applicable Employee Award Agreement or as otherwise specified by the Committee or this Plan.

(i) Option. An Employee Award may be in the form of an Option, which may be an Incentive Stock Option or a Nonqualified Stock Option. The Grant Price of an Option shall be not less than the Fair Market Value of the Common Stock subject to such Option on the Grant Date. The term of the Option shall extend no more than ten (10) years after the Grant Date. Options may not include provisions that “reload” the Option upon exercise. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Options awarded to Employees pursuant to this Plan, including the Grant Price, the term of the Options, the number of Shares subject to the Option and the date or dates upon which they become exercisable, shall be determined by the Committee.
(ii) ISO Rules. In addition to the rules for options stated above, with respect to an optionee who owns more than ten percent of the voting power of all classes of stock of either the Company or any “parent” or “subsidiary” of the Company as defined in Section 424 of the Code, the per Share Grant Price of an ISO shall be not less than 110% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date, and the term of the ISO shall extend no longer than five (5) years after the Grant Date. ISO’s may be granted to Employees only, and for purposes of this paragraph, Employee shall mean an individual who is employed at the time of the grant of the ISO. The ISO must be granted within ten (10) years of the Plan’s adoption. The ISO by its terms cannot be transferred other than by will or the laws of descent and distribution and may be exercised only by the Employee during his lifetime (or the Employee’s legal representative if the Employee is disabled). The aggregate Fair Market Value of Stock with respect to which ISO’s may be exercised for the first time by any individual during any calendar year may not exceed $100,000 or such higher or lower limit as Section 422 of the Code may require.
(iii) Expiration Date of Options. The expiration date of the period during which an Option can be exercised shall be the earliest to occur of (a) ten (10) years after the grant of the Option or (b) five (5) years after the grant of any Incentive Stock Option if the Employee is a more-than-ten percent shareholder under Section 422 of the Code, (c) thirty (30) days after the date of the Employee’s termination of employment for Cause or voluntary termination before Retirement, (d) the one-year anniversary of the Employee’s termination of employment due to death, Disability, Retirement or termination of employment for any other reason, (e) with respect to an ISO, three months after the Employee ceases to be an Employee. The Committee shall have the authority and discretion to set a shorter or longer expiration date or to shorten or extend an existing expiration date only to the extent permitted by Section 409A of the Code and only so long as the extended expiration date is not later than the five (5) or ten-year periods described above for Incentive Stock Options and does not otherwise cause the Option to lose its intended status for tax, securities law, or other purposes.
(iv) Stock Appreciation Rights or SARs. An Employee Award may be in the form of a Stock Appreciation Right or SAR. The terms, conditions and limitations applicable to any SAR granted pursuant to the Plan shall be determined by the Committee and shall in any event conform to the requirements of Section 409A of the Code. In particular, compensation payable pursuant to the SAR cannot be greater than the excess of the Fair Market Value of the Stock on the date the SAR is exercised over the SAR Grant Price, and the SAR Grant Price can never be less than the Fair Market Value of the underlying stock on the date of the SAR grant.
(v) Stock Award. An Employee Award may be in the form of a Stock Award. The terms, conditions and limitations applicable to any Stock Awards granted pursuant to this Plan shall be determined by the Committee.
(vi) Cash Award. An Employee Award may be in the form of a Cash Award. The terms, conditions and limitations applicable to any Cash Awards granted pursuant to this Plan shall be determined by the Committee.
(vii) Performance Award. Without limiting the type or number of Employee Awards that may be made under the other provisions of this Plan, an Employee Award may be in the form of a Performance Award. The terms, conditions and limitations applicable to any Performance Awards granted to Participants pursuant to this Plan shall be determined by the Committee or a subcommittee of Independent Directors if such a subcommittee is required in order for the Award to qualify as performance based. The Committee or subcommittee shall set Performance Goals in its discretion which, depending on the extent to which they are met, will determine the value and/or amount of Performance Awards that will be paid out to the Participant.

(A) Nonqualified Performance Awards. Performance Awards granted to Employees that are not intended to qualify as qualified performance based compensation under Section 162(m) of the Code shall be based on achievement of such goals and be subject to such terms, conditions and restrictions as the Committee or its delegate shall determine.
(B) Qualified Performance Awards. Performance Awards granted to Employees under the Plan that are intended to qualify as qualified performance based compensation under Section 162(m) of the Code shall be paid, vested or otherwise deliverable solely on account of the attainment of one or more pre-established, objective Performance Goals established by the Committee prior to the earlier to occur of (x) 90 days after the commencement of the period of service to which the Performance Goal relates and (y) the lapse of 25% of the period of service (as scheduled in good faith at the time the goal is established), and in any event while the outcome is substantially uncertain. A Performance Goal is objective if a third party having knowledge of the relevant facts could determine whether the goal is met. Such a Performance Goal may be based on one or more business criteria that apply to the Employee, one or more business units or divisions of the Company or the applicable sector, or the Company as a whole, and if so desired by the Committee, by comparison with a peer group of companies. A Performance Goal may include one or more of the following: Increased revenue; Net income measures (including but not limited to income after capital costs and income before or after taxes); Stock price measures (including but not limited to growth measures and total shareholder return); Market share; Earnings per share (actual or targeted growth); Earnings before interest, taxes, depreciation, and amortization (“EBITDA”); Economic value added (“EVA®”); Cash flow measures (including but not limited to recurring cash flow, net cash flow and net cash flow before financing activities); Return measures (including but not limited to return on equity, return on average assets, return on capital, risk-adjusted return on capital, return on investors’ capital and return on average equity); Operating measures (including operating income, funds from operations, cash from operations, after-tax operating income; sales volumes, production volumes and production efficiency); Expense measures (including but not limited to finding and development costs, overhead cost and general and administrative expense); Margins; Shareholder value; Total shareholder return; Proceeds from dispositions; Total market value; Corporate values measures (including ethics compliance, environmental, and safety); Securing government contracts; and Technology development benchmarks. Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). In interpreting Plan provisions applicable to Qualified Performance Awards, it is the intent of the Plan to conform to the standards of Section 162(m) of the Code and Treasury Regulation §1.162-27(e)(2)(i), as to grants to those Employees whose compensation is, or is likely to be, subject to Section 162(m) of the Code, and the Committee in establishing such goals and interpreting the Plan shall be guided by such provisions. Prior to the payment of any compensation based on the achievement of Performance Goals for Qualified Performance Awards, the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Qualified Performance Awards made pursuant to this Plan shall be determined by the Committee.
(b) Notwithstanding anything to the contrary contained in this Plan, the following limitations shall apply to any Employee Awards made hereunder:
(i) No Participant may be granted, during any calendar year, Employee Awards consisting of Options or SARs, or any combination of Options and SARs, (including Options or SARs that are granted as Performance Awards) that are exercisable for, or the value of which is measured by, more than one million (1,000,000) Shares of Common Stock;
(ii) No Participant may be granted, during any calendar year, Stock Awards (including Stock Awards that are granted as Performance Awards) covering or relating to more than one million (1,000,000) Shares of Common Stock (the limitation set forth in this clause (ii), together with the limitations set forth in clause (i) above and clauses (i) and (ii) of Paragraph 10(b) below, being hereinafter collectively referred to as the “Stock Based Awards Limitations”).

(iii) No Participant may be granted Employee Awards consisting of cash (including Cash Awards that are granted as Performance Awards) in respect of any calendar year having a value determined on the Grant Date in excess of four million dollars ($4,000,000).
(c) At the discretion of the Committee, Awards may be settled at any time by a cash payment in an amount that the Committee determines in its sole discretion is equal to the fair market value of the Award; provided however, that no such settlement will be made if it causes a deferred compensation amount to be accelerated contrary to the requirements of Section 409A of the Code.
9. Independent Contractor Awards. The Committee shall have the sole responsibility and authority to determine the type or types of Independent Contractor Awards to be made under this Plan and the terms, conditions and limitations applicable to such Awards, but the Independent Contractor Awards shall be subject to the same individual limitations set forth above for Employee Awards. In addition, an Independent Contractor Award may be in the form of a SAR or Nonqualified Stock Option but not an Incentive Stock Option. The Grant Price of an Option or SAR shall be not less than the Fair Market Value of the Common Stock subject to such Option or SAR on the Grant Date. In no event shall the term of the Option or SAR extend more than ten (10) years after the Grant Date. Options or SARs may not include provisions that “reload” the option or SAR upon exercise. Subject to the foregoing provisions, and subject to the requirements of Section 409A of the Code, the terms, conditions and limitations applicable to any Options or SARs awarded to Participants pursuant to this Paragraph 9, including the Grant Price, the term of the Options or SARs, the number of Shares subject to the Options or SARs and the date or dates upon which they become exercisable, shall be determined by the Committee.
10. Director Awards.
(a) The Board, after consulting with such compensation, legal and accounting experts as it deems appropriate, may grant Director Awards to the Nonemployee Directors of the Company from time to time in accordance with this Paragraph 10. Director Awards may consist of those awards listed in this Paragraph 10 and may be granted singly or in combination. Each Director Award may, in the discretion of the Board, be embodied in a Director Award Agreement, which shall contain such terms, conditions and limitations as shall be determined to be appropriate by the Board and, if required by the Board, shall be signed by the Participant to whom the Director Award is granted and signed for and on behalf of the Company.
(i) Options and SARs. A Director Award may be in the form of a SAR or Nonqualified Stock Option but not an Incentive Stock Option. The Grant Price of an Option or SAR shall be not less than the Fair Market Value of the Common Stock subject to such Option or SAR on the Grant Date. In no event shall the term of the Option or SAR extend more than ten (10) years after the Grant Date. Options or SARs may not include provisions that “reload” the option or SAR upon exercise. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Options or SARs awarded to Participants pursuant to this Paragraph 10, including the Grant Price, the term of the Options or SARs, the number of Shares subject to the Options or SARs and the date or dates upon which they become exercisable, shall be determined by the Board.
(ii) Stock Awards. A Director Award may be in the form of a Stock Award. Any terms, conditions and limitations applicable to any Stock Awards granted to a Nonemployee Director pursuant to this Plan, including but not limited to rights to Dividend Equivalents, shall be determined by the Board.
(b) Notwithstanding anything to the contrary contained in this Plan the following limitations shall apply to any Director Awards made hereunder:
(i) No Nonemployee Director may be granted during any calendar year Director Awards consisting of Options or SARs, or any combination of Options and SARs, that are exercisable for, or the value of which is measured by, more than fifty thousand (50,000) Shares of Common Stock.
(ii) No Nonemployee Director may be granted, during any calendar year, Director Awards consisting of Stock Awards covering or relating to more than fifty thousand (50,000) Shares of Common Stock.

(c) At the discretion of the Board, Director Awards may be settled at any time by a cash payment in an amount that the Board shall determine in its sole discretion is equal to the fair market value of such Director Awards, provided however, that no cash settlement will be allowed if it would cause a deferred compensation amount to be accelerated contrary to the requirements of Section 409A of the Code.
(d) Each Nonemployee Director shall have the option to elect to receive Shares of Common Stock, as prescribed by the Board, in lieu of all or part of the compensation otherwise payable by the Company to such Nonemployee Director during each calendar quarter. As determined by the Board, to the extent a Nonemployee Director has elected in writing to receive stock in lieu of compensation otherwise payable to the Nonemployee Director, such Nonemployee Director will receive Shares of Common Stock on the last day of the calendar quarter for which the compensation was earned.
(e) The Board shall have all the same powers, duties, authority and discretion to administer the Plan with respect to Director Awards as the Committee retains with respect to Employee Awards and Independent Contractor Awards.
11. Change of Control. Notwithstanding any other provisions of the Plan, unless otherwise expressly provided in the applicable Award Agreement, in the event of a Change of Control during a Participant’s employment (or service as a Nonemployee Director or Independent Contractor) with the Company or one of its Subsidiaries, each Award granted under this Plan to the Participant shall become immediately vested and fully exercisable (regardless of the otherwise applicable vesting or exercise schedules or performance goals provided for under the Award Agreement).
12. Non-United States Participants. The Committee may grant awards to persons outside the United States under such terms and conditions as may, in the judgment of the Committee, be necessary or advisable to comply with the laws of the applicable foreign jurisdictions and, to that end, may establish sub-plans, modified option exercise procedures and other terms and procedures. Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, Section 409A or any other provision of the Code, any securities law, any governing statute, or any other applicable law.
13. Payment of Awards.
(a) General. Payment made to a Participant pursuant to an Award may be made in the form of cash or Common Stock, or a combination thereof, and may include such restrictions as the Committee shall determine, including, in the case of Common Stock, restrictions on transfer and forfeiture provisions. If such payment is made in the form of Restricted Stock, the Committee shall specify whether the underlying Shares are to be issued at the beginning or end of the Restriction Period. In the event that Shares of Restricted Stock are to be issued at the beginning of the Restriction Period, the certificates evidencing such Shares shall contain appropriate legends and restrictions that describe the terms and conditions of the restrictions applicable thereto. In the event that Shares of Restricted Stock are to be issued at the end of the Restricted Period, the right to receive such Shares shall be evidenced by book entry registration or in such other manner as the Committee may determine.
(b) Deferral. Subject to the requirements and restrictions of Section 409A of the Code and any related Treasury Regulations or other guidance dealing with non-qualified deferred compensation, and with the approval of the Committee, amounts payable in respect of Awards may be deferred and paid either in the form of installments or as a lump-sum payment. The Committee may permit selected Participants to elect to defer payments of some or all types of Awards or any other compensation otherwise payable by the Company in accordance with procedures or a plan established by the Committee or the Board and subject to Section 409A of the Code and may provide that such deferred compensation may be payable in Shares of Common Stock or cash. Any deferred payment pursuant to an Award, whether elected by the Participant or specified by the Award Agreement or the terms of the Award or by the Committee, may be forfeited if and to the extent that the Award Agreement or the terms of the Award so provide.
(c) Deferral and Section 409A. All awards of deferred compensation under this Plan are intended to comply with Section 409A of the Code, and the Plan will be administered accordingly. In particular, and subject to regulations and other guidance under Section 409A of the Code that may impose different requirements:

(i) Compensation for services performed during a taxable year may be deferred at the Participant’s election only if the election is made not later than the close of the preceding taxable year or at such other time as provided in Section 409A or in regulations or other guidance under that Code section. In the first year in which a Participant becomes eligible to participate in the Plan, however, the deferral election may be made with respect to services to be performed subsequent to the election within thirty (30) days after the date the Participant becomes eligible to participate in the Plan. In the case of any performance-based compensation performed over a period of at least twelve (12) months, the election may be made no later than six (6) months before the end of the period unless a later election date is allowed pursuant to IRS guidance.
(ii) Compensation deferred within the meaning of Section 409A of the Code under this Plan may not be distributed earlier than the Participant’s Separation From Service, the date the Participant becomes Disabled, the date of the Participant’s death, a time (or fixed schedule) specified at the date the compensation is deferred, the occurrence of a Change of Control of the Company or the occurrence of an Unforeseen Emergency. Amounts distributed in the event of an Unforeseen Emergency may not exceed the amount specified in Section 409A of the Code and the regulations and other guidance under that Code section. For purposes of this distribution provision, the terms “Separation From Service”, “Disability”, “Change of Control”, “Unforeseen Emergency” and other relevant terms shall have the meanings given to them in Section 409A of the Code and in regulations and other guidance under that Code section. In the case of a key employee within the meaning of Section 409A of the Code, distributions on account of Separation From Service may not be made before the date that is six (6) months after the date of Separation From Service (or the date of death if earlier). No acceleration of the time or schedule of any payment is permitted under the Plan except as provided in regulations or other guidance under Section 409A of the Code.
(iii) Any election to delay the payment or change the form of payment may not take effect until at least twelve (12) months after the date on which the election is made. In the case of an election to delay a payment scheduled to occur upon the Participant’s Separation From Service, at a specified time or times or upon a Change of Control of the Company, the first payment with respect to which the election is made must be deferred for at least five (5) years from the date that the first payment would otherwise be made. Any election to defer a payment scheduled to occur at a specified time or times may not be made less than twelve (12) months prior to the first scheduled payment.
(iv) The Committee or Board, as the case may be, may require that deferred amounts of less than ten thousand dollars ($10,000) be paid in a lump sum upon an employee’s Separation From Service. The Committee or Board, as they case may be, may also permit distributions of deferred amounts sufficient to pay the employment taxes currently due on Awards of deferred compensation.
(v) The Committee or Board, as the case may be, may provide that amounts deferred under this Plan may be distributed upon any termination and liquidation of the Plan following a liquidation of the Company or another event described in Section 1.409A-3(j)(4)(ix) of the final regulations under Section 409A of the Code.
(d) Dividends, Earnings and Interest. Rights to dividends or Dividend Equivalents may be extended to and made part of any Stock Award, subject to such terms, conditions and restrictions as the Committee may establish. The Committee may also establish rules and procedures for the crediting of interest or other earnings on deferred cash payments and Dividend Equivalents for Stock Awards.
(e) Substitution of Awards. Subject to Paragraphs 16 and 18 and the requirements of Section 409A of the Code, at the discretion of the Committee, a Participant who is an Employee or Independent Contractor may be offered an election to substitute an Employee Award or Independent Contractor Award for another Employee Award or Independent Contractor Award or Employee Awards or Independent Contractor Awards of the same or different type.

14. Option Exercise.
(a) The Grant Price shall be paid in full at the time of exercise in cash or, if permitted by the Committee and by Section 409A of the Code, and elected by the optionee, the optionee may purchase such Shares by means of tendering Common Stock or surrendering another Award, including Restricted Stock, valued at Fair Market Value on the date of exercise, or any combination thereof. The Committee shall determine acceptable methods for Participants who are Employees or Independent Contractors to tender Common Stock or other Employee Awards or Independent Contractor Awards; provided that any Common Stock that is or was the subject of an Employee Award or Independent Contractor Award may be so tendered only if it has been held by the Participant for six months. The Committee may provide for procedures to permit the exercise or purchase of such Awards by use of the proceeds to be received from the sale of Common Stock issuable pursuant to an Award. Unless otherwise provided in the applicable Award Agreement, in the event Shares of Restricted Stock are tendered as consideration for the exercise of an Option, a number of the Shares issued upon the exercise of the Option, equal to the number of Shares of Restricted Stock used as consideration therefor, shall be subject to the same restrictions as the Restricted Stock so submitted as well as any additional restrictions that may be imposed by the Committee. The Committee may adopt additional rules and procedures regarding the exercise of Options from time to time, provided that such rules and procedures are not inconsistent with the provisions of this Paragraph 14. In no event, shall the Committee allow a form of payment that would result in a deferral of compensation beyond the exercise or disposition of the option itself.
(b) Unless the Committee specifies otherwise in the Award Agreement, a Participant may exercise an Option for less than the full number of Shares of Common Stock subject to the Option. Such exercise shall not be for less than one hundred (100) Shares or the total remaining Shares subject to the Option. The Committee may specify other Option terms, including restrictions on the frequency of exercise and periods during which the Options may be exercised.
(c) An optionee desiring to pay the Grant Price of an Option by tendering Common Stock using the method of attestation may, subject to any such conditions and in compliance with any such procedures as the Committee may adopt, do so by attesting to the ownership of Common Stock of the requisite value, in which case the Company shall issue or otherwise deliver to the optionee upon such exercise a number of Shares of Common Stock subject to the Option equal to the result obtained by dividing (a) the excess of the aggregate Fair Market Value of the Shares of Common Stock subject to the Option for which the Option (or portion thereof) is being exercised over the Grant Price payable in respect of such exercise by (b) the Fair Market Value per share of Common Stock subject to the Option, and the optionee may retain the Shares of Common Stock the ownership of which is attested.
15. Taxes. The Company or its designated third party administrator shall have the right to deduct applicable taxes from any Employee Award payment and withhold, at the time of delivery or vesting of cash or Shares of Common Stock under this Plan, an appropriate amount of cash or number of Shares of Common Stock or a combination thereof for payment of taxes or other amounts required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. The Committee may also permit withholding to be satisfied by the transfer to the Company of Shares of Common Stock theretofore owned by the holder of the Employee Award with respect to which withholding is required. If Shares of Common Stock are used to satisfy tax withholding, such Shares shall be valued based on the Fair Market Value when the tax withholding is required to be made.
16. Amendment, Modification, Suspension or Termination of the Plan. The Board may amend, modify, suspend or terminate this Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that (i) no amendment or alteration that would adversely affect the rights of any Participant under any Award previously granted to such Participant shall be made without the consent of such Participant and (ii) no amendment or alteration shall be effective prior to its approval by the shareholders of the Company to the extent such approval is required by applicable legal requirements or the requirements of the securities exchange on which the Company’s stock is listed. Notwithstanding anything herein to the contrary, unless the shareholders approve, and except as permitted by Section 409A of the Code, Options and SARs issued under the Plan will not be repriced, replaced, or regranted through cancellation or by decreasing the exercise price of a previously granted Option or SARs except as expressly provided in Paragraph 8(a) and the adjustment provisions of Paragraph 18.

17. Assignability. Unless otherwise determined by the Committee and provided in the Award Agreement or the terms of the Award, no Award or any other benefit under this Plan shall be assignable or otherwise transferable except by will, by beneficiary designation or the laws of descent and distribution. In the event that a beneficiary designation conflicts with an assignment by will, the beneficiary designation will prevail. The Committee may prescribe and include in applicable Award Agreements or the terms of the Award other restrictions on transfer. Any attempted assignment of an Award or any other benefit under this Plan in violation of this Paragraph 17 shall be null and void.
18. Adjustments.
(a) The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the existing Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.
(b) In the event of any subdivision or combination of outstanding Shares of Common Stock, declaration of a dividend payable in Shares of Common Stock or other stock split, then (i) the number of Shares of Common Stock reserved under this Plan and the number of Shares of Common Stock available for issuance pursuant to specific types of Awards as described in Paragraph 5, (ii) the number of Shares of Common Stock covered by outstanding Awards, (iii) the Grant Price or other price in respect of such Awards, (iv) the appropriate Fair Market Value and other price determinations for such Awards, and (v) the Stock Based Awards Limitations shall each be proportionately adjusted by the Board as appropriate to reflect such transaction. In the event of any other recapitalization or capital reorganization of the Company, any consolidation or merger of the Company with another corporation or entity, the adoption by the Company of any plan of exchange affecting Common Stock or any distribution to holders of Common Stock of securities or property (including cash dividends that the Board determines are not in the ordinary course of business but excluding normal cash dividends or dividends payable in Common Stock), the Board shall make appropriate adjustments to (i) the number of Shares of Common Stock reserved under this Plan and the number of Shares of Common Stock available for issuance pursuant to specific types of Awards as described in Paragraph 5, (ii) the number of Shares of Common Stock covered by Awards, (iii) the Grant Price or other price in respect of such Awards, (iv) the appropriate Fair Market Value and other price determinations for such Awards, and (v) the Stock Based Awards Limitations to reflect such transaction; provided that such adjustments shall only be such as are necessary to maintain the proportionate interest of the holders of the Awards and preserve, without increasing, the value of such Awards. Subject to the requirements and restrictions of Section 409A of the Code, in the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board shall be authorized (x) to assume under the Plan previously issued compensatory awards, or to substitute new Awards for previously issued compensatory awards, including Awards, as part of such adjustment; (y) to cancel Awards that are Options and give the Participants who are the holders of such Awards notice and opportunity to exercise for 30 days prior to such cancellation; or (z) to cancel any such Awards and to deliver to the Participants cash in an amount that the Board shall determine in its sole discretion is equal to the fair market value of such Awards on the date of such event, which in the case of Options shall be the excess of the Fair Market Value of Common Stock on such date over the exercise or strike price of such Award. The Company shall not, however, cash out or replace any Award in a manner that would cause deferred compensation to be accelerated in violation of Section 409A of the Code.
19. Securities Law Restrictions. No Common Stock or other form of payment shall be issued with respect to any Award unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. Certificates evidencing Shares of Common Stock delivered under this Plan (to the extent that such Shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation and any applicable federal or state securities law. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

20. Unfunded Plan. This Plan shall be unfunded for purposes of ERISA or any other statute, regulation or rule. Although bookkeeping accounts may be established with respect to Participants under this Plan, any such accounts shall be used merely as a bookkeeping convenience, including bookkeeping accounts established by a third party administrator retained by the Company to administer the Plan. The Company shall not be required to segregate any assets for purposes of this Plan or Awards hereunder, nor shall the Company, the Board or the Committee be deemed to be a trustee of any benefit to be granted under this Plan. Any liability or obligation of the Company to any Participant with respect to an Award under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Award Agreement or the terms of the Award, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.
21. Right to Employment. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment or other service relationship at any time, or confer upon any Participant any right to continue in the capacity in which he or she is employed or otherwise serves the Company.
22. Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.
23. Governing Law. This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Delaware.
24. Effectiveness and Term. The Plan was submitted to the shareholders of the Company for approval at the annual meeting of the shareholders held in 2005 and, as approved, was effective on the approval date. No Award shall be made under the Plan more than ten years after January 1, 2005 (or more than ten years after any later approval by shareholders of any amendment to this Plan). Notwithstanding anything herein to the contrary, any and all outstanding awards granted under the Prior Plans shall continue to be outstanding and shall be subject to the appropriate terms of the Prior Plan under which such award was granted and as are in effect as of the date this Plan is effective.

EXHIBIT E
SYNTROLEUM CORPORATION
FEDERAL INCOME TAX CONSEQUENCES
OF
2005 STOCK INCENTIVE PLAN
The following is a brief summary of the federal income tax aspects of awards that may be made under the 2005 Plan based on existing U.S. federal income tax laws. This summary is general in nature and does not address issues related to the tax circumstances of any particular participant. This discussion is not to be construed as tax advice.
Stock Options.
Some of the stock options issuable under the 2005 Plan may constitute incentive stock options within the meaning of Section 422 of the Internal Revenue Code, while other options granted under the 2005 Plan maybe non-qualified stock options. There are no immediate federal income tax consequences to the optionee on the grant of a non-qualified option. Upon exercise, the optionee recognizes taxable income in an amount equal to the excess of the then fair market value of the common stock received over the exercise price, and, subject to the limitations of Code Section 162(m) described below, we are generally entitled to a deduction equal to the amount included in income by the optionee. Any taxable income recognized in connection with the exercise of a non-qualified option is added to the basis of the stock acquired on the exercise of the option and, as to an employee, is subject to withholding for income and employment taxes. The Internal Revenue Code provides for tax treatment of stock options qualifying as incentive stock options that may be more favorable to employees than the tax treatment accorded non-qualified stock options. Generally, upon the exercise of an incentive stock option, the optionee will recognize no income for U.S. federal income tax purposes. However, the difference between the exercise price of the incentive stock option and the fair market value of the stock at the time of exercise is an item of tax preference that may require payment of an alternative minimum tax. On the sale of shares acquired by exercise of an incentive stock option (assuming that the sale does not occur within two years of the date of grant of the option or within one year from the date of exercise), any gain will be taxed to the optionee as long-term capital gain. No deduction is available to us upon the grant or exercise of an incentive stock option (although a deduction may be available if the employee sells the shares so purchased before the applicable holding period expires). Except with respect to death or disability of an optionee, an optionee has three months after termination of employment in which to exercise an incentive stock option and retain favorable tax treatment at exercise. An option exercised more than three months after an optionee s termination of employment (other than upon death or disability) cannot qualify for the tax treatment accorded incentive stock options. Such option would be treated as a non-qualified stock option instead.
Stock Appreciation Rights.
Participants will not realize taxable income upon the grant of a SAR. Upon the exercise of a SAR, the participant will recognize ordinary income (subject, in the case of employees, to withholding) in an amount equal to the excess of: the amount of cash and the fair market value on the date of exercise of the common stock received over the exercise price (if any) paid on exercise of the SAR. The participant will generally have a tax basis in any shares of common stock received on the exercise of a SAR that equals the fair market value of such shares on the date of exercise. Subject to the limitations of Section 162(m) described below, we will be entitled to a deduction for U.S. federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by the participant.

Stock Awards.
Federal income tax consequences with respect to stock awards depend on the facts and circumstances of each award, and, in particular, the nature of any restrictions imposed with respect to the award. In general, if the stock which is the subject of a stock award is actually issued to a participant but is subject to a “substantial risk of forfeiture,” for example, if rights to ownership of the stock are conditioned upon the future performance of substantial services by the participant, a taxable event occurs only when the substantive risk of forfeiture ceases. When the substantial risk of forfeiture ceases, the participant will realize ordinary income to the extent of the excess of the fair market value of the stock on the date the risk of forfeiture terminates over the participant’s cost for such stock (if any), and the same amount is then deductible by us as compensation. If the restrictions with respect to the stock award, by their nature, do not subject the participant to a “substantial risk of forfeiture” of the stock, then the participant will realize ordinary income at the time of grant to the extent of the excess of the fair market value of the stock over the participant’s cost (if any). The same amount is then deductible by us. If no stock is actually issued to the participant at the time the stock award is granted, the participant will realize ordinary income at the time the participant receives stock free of any substantial risk of forfeiture, and the amount of such income will be equal to the fair market value of the stock at such time over the participant’s cost (if any). The same amount is then deductible by us.
Cash Awards.
The recipient of a cash award will recognize ordinary compensation income at the time the payment is received. Syntroleum will normally be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by such recipient.
Tax Basis; Recognition of Gain or Loss; Capital Gain and Ordinary Income
A participant’s tax basis in shares purchased or awarded under the 2005 Plan is equal to the sum of the price paid for the shares, if any, and the amount of ordinary income recognized by the participant in connection with the transfer of the shares. The participant’s holding period for the shares begins immediately after ordinary income is recognized with respect to the transfer of the shares. If a participant sells shares, any difference between the amount realized in the sale and the participant’s tax basis in the shares is taxed as long-term or short-term capital gain or loss (provided the shares are held as a capital asset on the date of sale), depending on the participant’s holding period for the shares.
Tax Deductibility Cap.
Section 162(m) of the Internal Revenue Code provides that certain compensation received in any year by a “covered employee” in excess of $1,000,000 is non-deductible by us for federal income tax purposes. Section 162(m) provides an exception, however, for “performance-based compensation.” The compensation committee believes that compensation to its executives should involve a direct and substantial link with financial measures that affect shareholder values. This generally permits the compensation committee to structure grants and awards made under the 2005 Plan to “covered employees” as performance-based compensation that is exempt from Section 162(m). However, the compensation committee may award compensation that is or may become non-deductible when such grants are in our best interest, balancing tax efficiency with long-term strategic objectives.
Internal Revenue Code Section 409A.
Section 409A of the Internal Revenue Code imposes new constraints on nonqualified deferred compensation, and some awards under the 2005 Plan may be subject to these new rules. Failure to comply with the new rules under Section 409A may result in the early taxation of deferred compensation and the imposition of a 20% penalty. The new Section 409A is effective with respect to amounts deferred after December 31, 2004, but may also apply to amounts deferred earlier under arrangements which are materially modified after October 3, 2004. Nothing in the proposed amendment to the 2005 Plan is intended to enlarge or modify those awards granted under our existing equity plans prior to December 31, 2004. In IRS Notice 2005-1, the Treasury Department has provided interim guidance on transition issues and the meaning of various provisions of new Section 409A and is expected to provide additional guidance later in calendar year 2005. We intend to design awards granted under the 2005 Plan in a manner that will satisfy the requirements of the new Section 409A to avoid the imposition of excise tax thereunder. We may be required to amend the 2005 Plan at a later time to make changes necessary to comply with future guidance.

E-2

ANNUAL MEETING OF STOCKHOLDERS OF
SYNTROLEUM CORPORATION
June 2, 2008
PROXY VOTING INSTRUCTIONS

MAIL - Mark, date, sign and mail your proxy card in the envelope provided as soon as possible.
-OR-
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.
-OR-
INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

COMPANY NUMBER

ACCOUNT NUMBER

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.
The Board of Directors recommends that you vote “FOR” each of the nominees and “FOR” each of the proposals.
Each proposal listed below is being proposed by the Company.
PLEASE MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK
YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☑

NOMINEES:
☐ FOR ALL NOMINEES	☐ Alvin R. Albe Jr.
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	☐ Edward G. Roth
☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the area next to each nominee you wish to withhold, as shown here: ☑

2.	Ratification of Appointment of the firm of Tullius Taylor Sartain &Sartain, LLP as Syntroleum Corporation’s independent registered public accounting firm.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	Grant discretion to our Board of Directors to determine whether to amend our Certificate of Incorporation to effect a reverse stock split of our common stock.	FOR ☐	AGAINST ☐	ABSTAIN ☐

4.	Amend our 2005 Stock Incentive Plan (1) to increase by 7,353,883 shares the number of shares of common stock available under the Plan, and (ii) to replace a current Plan provision that reduces the number of shares available for awards under the Plan by 1.5 shares for every one share awarded, with a new provision that reduces the number of shares available under the Plan on a one-for-one basis.	FOR ☐	AGAINST ☐	ABSTAIN ☐

5.	In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting.
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐
Signature of Stockholder:                                          Date:
Signature of Stockholder:                                          Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SYNTROLEUM CORPORATION
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Edward G. Roth and Karen L. Gallagher, and each of them individually with the power of substitution, as Proxy or Proxies of the undersigned, to attend and act for and on behalf of the undersigned at the Annual Meeting of Stockholders of Syntroleum Corporation (the “Company”) to be held at XXXXXX Tulsa, Oklahoma on June 2, 2008 at 1:00 p.m. local time and at any adjournment thereof, hereby revoking any prior Proxy or Proxies. This Proxy when properly executed will be voted as directed on the reverse hereof by the undersigned. If no direction is made, shares will be voted “FOR” proposals 2, 3 and 4 and “FOR” the election of directors named in the Proxy.
(Continued and to be signed on the reverse side)